Exhibit 4.1

 ==============================================================================




                         Anheuser-Busch Companies, Inc.


                                       to


                                 Chemical Bank

                                    Trustee



                        --------------------------------



                                   Indenture


                       Dated as of ________________, 1995


                        --------------------------------





                                Debt Securities




 ==============================================================================

















                             CROSS REFERENCE SHEET
                                    between
                                 The Indenture
                                      and
                        The Trust Indenture Act of 1939


Trust Indenture Act Section                  Indenture Section
- ---------------------------                  -----------------
      310 (a)(1)  . . . . . . . . . . . . .  609
          (a)(2)  . . . . . . . . . . . . .  609
          (a)(3)  . . . . . . . . . . . . .  Not Applicable
          (a)(4)  . . . . . . . . . . . . .  Not Applicable
          (a)(5)  . . . . . . . . . . . . .  609
          (b)   . . . . . . . . . . . . . .  608, 610
          (c)   . . . . . . . . . . . . . .  Not Applicable
      311 (a)   . . . . . . . . . . . . . .  Not Applicable
          (b)   . . . . . . . . . . . . . .  Not Applicable
          (c)   . . . . . . . . . . . . . .  Not Applicable
      312 (a)   . . . . . . . . . . . . . .  701, 702(a)
          (b)   . . . . . . . . . . . . . .  702(b)
          (c)   . . . . . . . . . . . . . .  702(c)
      313 (a)   . . . . . . . . . . . . . .  703(a)
          (b)   . . . . . . . . . . . . . .  Not Applicable
          (c)   . . . . . . . . . . . . . .  703(a), 703(b)
          (d)   . . . . . . . . . . . . . .  703(b)
      314 (a)   . . . . . . . . . . . . . .  704, 1104
          (b)   . . . . . . . . . . . . . .  Not Applicable
          (c)(1)  . . . . . . . . . . . . .  102
          (c)(2)  . . . . . . . . . . . . .  102
          (c)(3)  . . . . . . . . . . . . .  Not Applicable
          (d)   . . . . . . . . . . . . . .  Not Applicable
          (e)   . . . . . . . . . . . . . .  102
          (f)   . . . . . . . . . . . . . .  Not Applicable
      315 (a)   . . . . . . . . . . . . . .  601(a)
          (b)   . . . . . . . . . . . . . .  602, 703
          (c)   . . . . . . . . . . . . . .  601(b)
          (d)   . . . . . . . . . . . . . .  601(c)
          (d)(1)  . . . . . . . . . . . . .  601(a)
          (d)(2)  . . . . . . . . . . . . .  601(c)(2)
          (d)(3)  . . . . . . . . . . . . .  601(c)(3)
          (e)   . . . . . . . . . . . . . .  514
      316 (a)(1)(A) . . . . . . . . . . . .  502, 512
          (a)(1)(B) . . . . . . . . . . . .  513
          (a)(2)  . . . . . . . . . . . . .  Not Applicable
          (b)   . . . . . . . . . . . . . .  508
          (c)   . . . . . . . . . . . . . .  104(e)
      317 (a)(1)  . . . . . . . . . . . . .  503
          (a)(2)  . . . . . . . . . . . . .  504
          (b)   . . . . . . . . . . . . . .  1003
      318 (a)   . . . . . . . . . . . . . .  107

     NOTE: This cross reference sheet shall not, for any purpose, be deemed to be a part of the Indenture.








                               TABLE OF CONTENTS

                                                           PAGE

               Parties  . . . . . . . . . . . . . . . . . .  1
               Recitals of The Company  . . . . . . . . . .  1


                                  ARTICLE ONE
            Definitions and Other Provisions of General Application
Section 101.   Definitions  . . . . . . . . . . . . . . . .  1
               ABI  . . . . . . . . . . . . . . . . . . . .  2
               Act  . . . . . . . . . . . . . . . . . . . .  2
               Affiliate; control . . . . . . . . . . . . .  2
               Authenticating Agent . . . . . . . . . . . .  2
               Authorizing Resolution . . . . . . . . . . .  2
               Board of Directors . . . . . . . . . . . . .  2
               Board Resolution . . . . . . . . . . . . . .  2
               Business Day . . . . . . . . . . . . . . . .  2
               Commission . . . . . . . . . . . . . . . . .  2
               Company  . . . . . . . . . . . . . . . . . .  2
               Company Request; Company Order . . . . . . .  2
               Corporate Trust Office . . . . . . . . . . .  2
               Defaulted Interest . . . . . . . . . . . . .  2
               Depositary . . . . . . . . . . . . . . . . .  2
               Extendible Securities  . . . . . . . . . . .  3
               Event of Default . . . . . . . . . . . . . .  3
               Funded Debt  . . . . . . . . . . . . . . . .  3
               Global Security  . . . . . . . . . . . . . .  3
               Holder . . . . . . . . . . . . . . . . . . .  3
               Indenture  . . . . . . . . . . . . . . . . .  3
               Interest . . . . . . . . . . . . . . . . . .  3
               Interest Payment Date  . . . . . . . . . . .  4
               Issue  . . . . . . . . . . . . . . . . . . .  4
               Maturity . . . . . . . . . . . . . . . . . .  4
               Maturity Date  . . . . . . . . . . . . . . .  4
               Net Tangible Assets  . . . . . . . . . . . .  4
               Officers' Certificate  . . . . . . . . . . .  4
               Opinion of Counsel . . . . . . . . . . . . .  4
               Original Issue Date  . . . . . . . . . . . .  4
               Original Issue Discount Securities . . . . .  4
               Outstanding  . . . . . . . . . . . . . . . .  4
               Paying Agent . . . . . . . . . . . . . . . .  5
               Person . . . . . . . . . . . . . . . . . . .  5
               Predecessor Security . . . . . . . . . . . .  5

               Principal Plant  . . . . . . . . . . . . . .  5
               Redeemable Securities  . . . . . . . . . . .  5
               Redemption Date  . . . . . . . . . . . . . .  5
               Redemption Price . . . . . . . . . . . . . .  5
               Regular Record Date  . . . . . . . . . . . .  6
               Responsible Officer  . . . . . . . . . . . .  6
               Restricted Subsidiary  . . . . . . . . . . .  6
               Securities . . . . . . . . . . . . . . . . .  6
               Security Register; Security Registrar  . . .  6
               Series . . . . . . . . . . . . . . . . . . .  6
               Sinking Fund . . . . . . . . . . . . . . . .  6
               Sinking Fund Securities  . . . . . . . . . .  6
               Special Record Date  . . . . . . . . . . . .  6
               Stated Maturity  . . . . . . . . . . . . . .  6
               Subsidiary . . . . . . . . . . . . . . . . .  6
               Supplemental Agreement . . . . . . . . . . .  7
               Trustee  . . . . . . . . . . . . . . . . . .  7
               Trust Indenture Act; TIA . . . . . . . . . .  7
               Unrestricted Subsidiary  . . . . . . . . . .  7
               Yield to Maturity  . . . . . . . . . . . . .  7
Section 102.   Compliance Certificates and Opinions . . . .  7
Section 103.   Form of Documents Delivered to Trustee . . .  8
Section 104.   Acts of Holders  . . . . . . . . . . . . . .  8
Section 105.   Notices, etc., to Trustee and Company  . . .  9
Section 106.   Notices to Holders; Waiver . . . . . . . . .  9
Section 107.   Conflict with Trust Indenture Act  . . . . .  9
Section 108.   Effect of Headings and Table of Contents . .  9
Section 109.   Successors and Assigns . . . . . . . . . . .  9
Section 110.   Separability Clause  . . . . . . . . . . . .  10
Section 111.   Benefits of Indenture  . . . . . . . . . . .  10
Section 112.   Governing Law  . . . . . . . . . . . . . . .  10
Section 113.   Legal Holidays . . . . . . . . . . . . . . .  10
Section 114.   Act of Holders when Securities are
               Denominated in Different Currencies  . . . .  10
Section 115.   Monies of Different Currencies to be
               Segregated . . . . . . . . . . . . . . . . .  10
Section 116.   Payment to be in Proper Currency . . . . . .  11


                                  ARTICLE TWO
                                 Security Forms
Section 201.   Forms Generally  . . . . . . . . . . . . . .  11
Section 202.   Form of Face of Security . . . . . . . . . .  12
Section 203.   Form of Trustee's Certificate of
               Authentication . . . . . . . . . . . . . . .  14
Section 204.   Form of Reverse of Security  . . . . . . . .  14

                                 ARTICLE THREE
                                 The Securities
Section 301.   Title and Terms  . . . . . . . . . . . . . .  17
Section 302.   Denominations  . . . . . . . . . . . . . . .  19
Section 303.   Execution, Authentication, Delivery and
               Dating . . . . . . . . . . . . . . . . . . .  19
Section 304.   Temporary Securities . . . . . . . . . . . .  21
Section 305.   Registration, Registration of Transfer and
               Exchange . . . . . . . . . . . . . . . . . .  21
Section 306.   Mutilated, Destroyed, Lost and Stolen
               Securities . . . . . . . . . . . . . . . . .  23
Section 307.   Payment of Interest; Interest Rights
               Preserved  . . . . . . . . . . . . . . . . .  23
Section 308.   Persons Deemed Owners  . . . . . . . . . . .  24
Section 309.   Cancellation . . . . . . . . . . . . . . . .  25


                                  ARTICLE FOUR
                           Satisfaction and Discharge
Section 401.   Satisfaction and Discharge of Indenture  . .  25
Section 402.   Application of Trust Money . . . . . . . . .  26


                                  ARTICLE FIVE
                                    Remedies
Section 501.   Events of Default  . . . . . . . . . . . . .  26
Section 502.   Acceleration of Maturity; Rescission
               and Annulment  . . . . . . . . . . . . . . .  27
Section 503.   Collection of Indebtedness and Suits for
               Enforcement by Trustee . . . . . . . . . . .  29
Section 504.   Trustee May File Proofs of Claim . . . . . .  29
Section 505.   Trustee May Enforce Claims Without
               Possession of Securities . . . . . . . . . .  30
Section 506.   Application of Money Collected . . . . . . .  30
Section 507.   Limitation on Suits  . . . . . . . . . . . .  31
Section 508.   Unconditional Right of Holders to Receive
               Principal, Premium and Interest  . . . . . .  31
Section 509.   Restoration of Rights and Remedies . . . . .  32
Section 510.   Rights and Remedies Cumulative . . . . . . .  32
Section 511.   Delay or Omission Not Waiver . . . . . . . .  32
Section 512.   Control by Holders . . . . . . . . . . . . .  32
Section 513.   Waiver of Past Defaults  . . . . . . . . . .  32
Section 514.   Undertaking for Costs  . . . . . . . . . . .  33
Section 515.   Waiver of Stay or Extension Laws . . . . . .  33
Section 516.   Exemption from Individual Liability  . . . .  33

                                  ARTICLE SIX
                                  The Trustee
Section 601.   Certain Duties and Responsibilities  . . . .  34
Section 602.   Notice of Defaults . . . . . . . . . . . . .  35
Section 603.   Certain Rights of Trustee  . . . . . . . . .  35
Section 604.   Not Responsible for Recitals or
               Issuance of Securities . . . . . . . . . . .  36
Section 605.   May Hold Securities  . . . . . . . . . . . .  36
Section 606.   Money Held in Trust  . . . . . . . . . . . .  36
Section 607.   Compensation and Reimbursement . . . . . . .  36
Section 608.   Disqualification; Conflicting Interests  . .  37
Section 609.   Corporate Trustee Required; Eligibility  . .  37
Section 610.   Resignation and Removal; Appointment
               of Successor . . . . . . . . . . . . . . . .  37
Section 611.   Acceptance of Appointment by Successor . . .  39
Section 612.   Merger, Conversion, Consolidation or
               Succession to Business . . . . . . . . . . .  40


                                 ARTICLE SEVEN
               Holders' Lists and Reports By Trustee and Company
Section 701.   Company to Furnish Trustee Names and
               Addresses of Holders . . . . . . . . . . . .  40
Section 702.   Preservation of Information; Communications
               to Holders . . . . . . . . . . . . . . . . .  40
Section 703.   Reports by Trustee . . . . . . . . . . . . .  41
Section 704.   Reports by Company . . . . . . . . . . . . .  41


                                 ARTICLE EIGHT
                 Consolidation, Merger, Conveyance or Transfer
Section 801.   Company May Consolidate, etc., only on
               Certain Terms  . . . . . . . . . . . . . . .  42
Section 802.   Successor Corporation Substituted  . . . . .  43
Section 803.   Evidence to be Furnished Trustee . . . . . .  43


                                  ARTICLE NINE
                            Supplemental Indentures
Section 901.   Supplemental Indentures without Consent
               of Holders . . . . . . . . . . . . . . . . .  43
Section 902.   Supplemental Indentures with Consent
               of Holders . . . . . . . . . . . . . . . . .  44
Section 903.   Execution of Supplemental Indentures . . . .  45
Section 904.   Effect of Supplemental Indentures  . . . . .  45
Section 905.   Conformity with Trust Indenture Act  . . . .  45
Section 906.   Reference in Securities to Supplemental
               Indentures . . . . . . . . . . . . . . . . .  45

                                  ARTICLE TEN
                                   Covenants
Section 1001.  Payment of Principal, Premium and Interest .  45
Section 1002.  Maintenance of Office or Agency  . . . . . .  45
Section 1003.  Money for Security Payments to be Held in
               Trust; Appointment of Paying Agent . . . . .  46
Section 1004.  Statement as to Default  . . . . . . . . . .  47
Section 1005.  Corporate Existence  . . . . . . . . . . . .  47
Section 1006.  Limitation upon Liens  . . . . . . . . . . .  47
Section 1007.  Sale-Leaseback Transactions Relating
               to Principal Plants  . . . . . . . . . . . .  49
Section 1008.  Limitation Upon Funded Debt of
               Restricted Subsidiaries  . . . . . . . . . .  51
Section 1009.  Maintenance of Insurance . . . . . . . . . .  51
Section 1010.  Waiver of Certain Covenants  . . . . . . . .  51


                                 ARTICLE ELEVEN
                            Redemption of Securities
Section 1101.  Right of Redemption  . . . . . . . . . . . .  52
Section 1102.  Applicability of Article . . . . . . . . . .  52
Section 1103.  Election to Redeem; Notice to Trustee  . . .  52
Section 1104.  Selection by Trustee of Securities
               to be Redeemed . . . . . . . . . . . . . . .  52
Section 1105.  Notice of Redemption . . . . . . . . . . . .  53
Section 1106.  Deposit of Redemption Price  . . . . . . . .  53
Section 1107.  Securities Payable on Redemption Date  . . .  53
Section 1108.  Securities Redeemed in Part  . . . . . . . .  54


                                 ARTICLE TWELVE
                                  Sinking Fund
Section 1201.  Sinking Fund Payments  . . . . . . . . . . .  54
Section 1202.  Satisfaction of Sinking Fund Payments
               with Securities  . . . . . . . . . . . . . .  54
Section 1203.  Redemption of Securities for Sinking Fund  .  55

                                ARTICLE THIRTEEN
                       Defeasance and Covenant Defeasance
Section 1301.  Defeasance   . . . . . . . . . . . . . . . .  55
Section 1302.  Covenant Defeasance  . . . . . . . . . . . .  55
Section 1303.  Conditions to Defeasance or
               Covenant Defeasance  . . . . . . . . . . . .  56
Section 1304.  Application of Funds   . . . . . . . . . . .  57
Section 1305.  Reinstatement  . . . . . . . . . . . . . . .  57


     Signatures . . . . . . . . . . . . . . . . . . . . . .  58

     THIS INDENTURE, dated as of ___________, 199_, is between Anheuser-Busch Companies, Inc., a Delaware corporation (hereinafter called the "Company") having its principal office at One Busch Place, St. Louis, Missouri 63118, and Chemical Bank, a New York corporation (hereinafter called the "Trustee").

                            RECITALS OF THE COMPANY
     The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured notes, debentures or other evidences of indebtedness (collectively, the "Securities"), to be issued from time to time in one or more series (a "Series") as provided in this Indenture and as shall be provided, in respect of any Series, in or pursuant to the Authorizing Resolution hereinafter referred to and in the indenture supplemental hereto (if any) relating to such Series.
     Until the Company otherwise elects as provided herein, Anheuser-Busch, Incorporated ("ABI"), a Missouri corporation which is a wholly-owned subsidiary of the Company, will be jointly and severally liable with the Company for payment of the principal of, and premium, if any, and interest on the Securities, pursuant to a Supplemental Agreement for each Series, subject to the limitations set forth in such Supplemental Agreement.
     All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.
     Now Therefore, This Indenture Witnesseth:
     For and in consideration of the premises and the purchase of the Securities from time to time by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                  ARTICLE ONE
                        Definitions and Other Provisions
                             of General Application
     Section 101.  Definitions.
     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:
          (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;
          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;
          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles; and
          (4) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.
     Certain terms, used principally in Article Six, are defined in that Article.

                              Exhibit 4.1 - Page 1













     "ABI" means Anheuser-Busch, Incorporated, a Missouri corporation which is a wholly-owned subsidiary of the Company, and its successors and assigns.
     "Act" when used  with respect to any  Holder has the meaning  specified in
Section 104.
     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.
     "Authenticating Agent" means the Trustee or other Person designated by the Company from time to time, on written notice to the Trustee, to authenticate and deliver Securities of one or more Series pursuant to Section 303.
     "Authorizing Resolution" means a Board Resolution providing for the issuance of a Series of Securities, which is to be delivered to the Trustee pursuant to Section 303 hereof.
     "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.
     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.
     "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the city in which the Corporate Trust Office is located are authorized or obligated by law or executive order to be closed.
     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.
     "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.
     "Company Request" and "Company Order" mean, respectively, a written request or order signed in the name of the Company by the Chairman or Vice Chairman of the Board, the President, a Vice President (any reference to a Vice President of the Company herein to be deemed also to include any Vice President of the Company designated by a number or a word or words added before or after such title) or the Treasurer of the Company, and also by an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary, and delivered to the Trustee and to the Authenticating Agent, if any, in respect of the Series to which the Company Order shall relate.
     "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Indenture is located at 450 West 33rd Street, New York, New York 10001, Attention:
Corporate Trust Department, 15th Floor.
     "Defaulted Interest" has the meaning specified in Section 307. "Depositary" means, with respect to any Securities of any Series issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as Depositary by the Company pursuant to Section 301 until a successor Depositary shall have

                              Exhibit 4.1 - Page 2



become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a
Depositary hereunder, and if at any time there is more than one such Person, "Depositary", as used with respect to the Securities of any such Series, shall mean or include the Depositary with respect to the Global Securities of that Series.
     "Extendible Securities" means Securities of any Series issued hereunder the final maturity of which is extendible for a stated period of time, as shall be provided in, or pursuant to, the Authorizing Resolution and supplemental indenture (if any) relating to such Series.
     "Event of Default" has the meaning specified in Section 501.
     "Funded Debt" means all indebtedness for money borrowed, including purchase money indebtedness, having a maturity of more than twelve months from the date as of which the amount thereof is to be determined or having a maturity of less than twelve months but by its terms being renewable or extendible beyond twelve months from such date at the option of the borrower, subject only to conditions which the borrower is then capable of fulfilling, and direct guarantees of such indebtedness for money borrowed of other Persons; provided, that Funded Debt shall not include:
          (i) Any indebtedness of a Person, evidence of which is held in treasury by such Person; or
          (ii) Any indebtedness  with respect  to which  there shall  have been deposited with a depository (or set aside and segregated by the obligor if permitted by the instrument creating such indebtedness), in trust, on or prior to maturity, funds sufficient to pay such indebtedness; or
          (iii)     Any amount representing capitalized lease obligations;
     or
          (iv) Any indirect guarantees or other contingent obligations in respect of indebtedness of other Persons, including agreements, contingent or otherwise, with such other Persons or with third persons with respect to, or to permit or assure the payment of, obligations of such other Persons, including, without limitation, agreements to purchase or repurchase obligations of such other Persons, agreements to advance or supply funds to or to invest in such other Persons, or agreements to pay for property, products or services of such other Persons (whether or not conveyed, delivered or rendered), and any through-put, take-or-pay, keep-well, make-whole or maintenance of working capital or earnings or similar agreements; or
          (v) Any guarantees with respect to lease or other similar periodic payments to be made by other Persons.
     "Global Security" means a registered Security evidencing all or part of a Series of Securities, issued to the Depositary for such Series in accordance with Section 303, and bearing the legend prescribed in Section 303.
     "Holder" means a Person in whose name a Security is registered in the Security Register.
     "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the forms and terms of particular Series of Securities established as contemplated hereunder.
     "Interest" means, when used with respect to non-interest-bearing Securities, interest payable after Maturity.

                              Exhibit 4.1 - Page 3







     "Interest Payment Date" means, for any Series or Issue of Securities issued and outstanding hereunder, the date or dates in each year on which any interest on such Series is paid or made available for payment.
     "Issue" means, with respect to any Series, Securities of such Series having the same Original Issue Date, the same Maturity Date and the same interest rate and other payment terms, except as to amount of principal.
     "Maturity" when used with respect to any Security means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.
     "Maturity Date" means the date specified in each Security on which the principal thereof is due and payable in full.
     "Net Tangible Assets" means the total assets of the Company and its Restricted Subsidiaries (including, without limitation, any net investment in Unrestricted Subsidiaries) after deducting therefrom (a) all current liabilities (excluding any thereof constituting Funded Debt by reason of being renewable or extendible) and (b) all goodwill, trade names, trademarks, patents, unamortized debt discount and expense, organization and developmental expenses and other like segregated intangibles, all as computed by the Company and its Restricted Subsidiaries in accordance with generally accepted accounting principles as of a date within 90 days of the date as of which the determination is being made; provided, that any items constituting deferred income taxes, deferred investment tax credit or other similar items shall not be taken into account as a liability or as a deduction from or adjustment to total assets.
     "Officers' Certificate" means a certificate signed by the Chairman or Vice Chairman of the Board, or the President, a Vice President (any reference to a Vice President of the Company to be deemed also to include any Vice President of the Company designated by a number or a word or words added before or after such title) or the Treasurer of the Company, and also by an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.
     "Opinion of Counsel" means an opinion in writing signed by legal counsel, who may be an employee of or of counsel to the Company or other counsel, and who shall be acceptable to the Trustee. Each such opinion shall include the statements provided for in Section 102, if and to the extent required by the provisions thereof.
     "Original Issue Date" means the date on which a Security is issued to the original purchaser thereof, as specified in such Security.
     "Original Issue Discount Securities" means Securities which provide for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 502.
     "Outstanding" when used with respect to Securities, or Securities of any particular Series or Issue, means, as of the date of determination, all such Securities theretofore authenticated and delivered under this Indenture, except:
          (i)  Securities  theretofore   cancelled  by   the  Trustee   or
     delivered to the Trustee for cancellation;
          (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities, provided that, if such Securities are to be redeemed, notice of such redemption has been duly given

                              Exhibit 4.1 - Page 4





     pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and
          (iii) Securities in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture;
provided, however, that in determining whether the Holders of the requisite principal amount of such Securities Outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder (a) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount that would be due and payable as of the date of determination upon a declaration of acceleration thereof pursuant to Section 502 and (b) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.
     "Paying Agent" means, with respect to any Series of Securities, any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any such Securities on behalf of the Company.
     "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.
     "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.
     "Principal Plant" means any brewery, or any manufacturing, processing or packaging plant, now owned or hereafter acquired by the Company or any Subsidiary, but shall not include any (a) brewery or any manufacturing, processing or packaging plant of the Company or any Subsidiary which the Company shall by Board Resolution have determined is not of material importance to the total business conducted by the Company and its Subsidiaries or (b) any plant which the Company shall by Board Resolution have determined is used primarily for transportation, marketing or warehousing, any such determination to be effective upon the date specified in the applicable Board Resolution.
     "Redeemable Securities" means Securities of any Series or Issue which may be redeemed, at the option of the Company, prior to the Stated Maturity thereof, on the terms specified in or pursuant to the Authorizing Resolution relating to such Series or Issue and in accordance with Article Eleven herein.
     "Redemption Date" when used with respect to any Security of any Series or Issue to be redeemed means the date fixed for such redemption by or pursuant to the provisions of such Security, this Indenture and the Authorizing Resolution and supplemental indenture (if any) relating to such Security.
     "Redemption Price" when used with respect to any Security of any Series or Issue to be redeemed means the price at which it is to be redeemed pursuant to the provisions of such

                              Exhibit 4.1 - Page 5






Security, this Indenture and the Authorizing Resolution and supplemental indenture (if any) relating to such Security.
     "Regular Record Date" means, for the interest payable on any Interest Payment Date in respect of any Series or Issue of Securities, except as provided in, or pursuant to, the Authorizing Resolution and supplemental indenture (if any) relating thereto, the fifteenth day (whether or not a Business Day) of the calendar month next preceding the month during which such Interest Payment Date occurs.
     "Responsible  Officer"  when  used  with  respect to  the  Trustee  or  an
Authenticating Agent means the Chairman or Vice Chairman of the Board of Directors, the Chairman or Vice Chairman of the Executive Committee of the Board of Directors, the President, any Vice President (whether or not designated by a number or a word or words added before or after the title "Vice President"), the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the Cashier, any Assistant Cashier, any Senior Trust Officer or Trust Officer, the Controller and any Assistant Controller or any other officer of the Trustee or such Authenticating Agent customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.
     "Restricted Subsidiary" means (i) any Subsidiary which owns or operates a Principal Plant, except any Subsidiary incorporated, or the principal place of business of which is located, outside the present fifty states of the United States of America and the District of Columbia and (ii) any other Subsidiary which the Company, by Board Resolution, shall elect to be treated as a Restricted Subsidiary, until such time as the Company may, by further Board Resolution, elect that such Subsidiary shall no longer be a Restricted Subsidiary, successive such elections being permitted without restriction. Any such election shall be effective as of the date specified in the applicable Board Resolution.
     "Securities" means the securities of the Company to be issued from time to time hereunder.
     "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.
     "Series" means, with respect to Securities issued hereunder, the Securities issued pursuant to any particular Authorizing Resolution, subject to the right of the Board of Directors to specify in such Authorizing Resolution that such Securities shall constitute more than one Series.
     "Sinking Fund" means, with respect to any Sinking Fund Securities, a sinking fund provided for in Article Twelve.
     "Sinking Fund Securities" means Securities of any Series or Issue which are required to be redeemed from time to time prior to the Stated Maturity thereof in whole or in part under a Sinking Fund, on the terms specified in the Authorizing Resolution relating to such Series or Issue and in accordance with Article Twelve herein.
     "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.
     "Stated Maturity" when used with respect to any Security or any installment of interest thereon means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.
     "Subsidiary" means any corporation of which more than 50% of the issued and outstanding stock entitled to vote for the election of directors (otherwise than by reason of default in

                              Exhibit 4.1 - Page 6





dividends or other contingency) is at the time owned directly or indirectly by the Company or a Subsidiary or Subsidiaries or by the Company and a Subsidiary or Subsidiaries.
     "Supplemental Agreement" means an agreement substantially in the form attached hereto as Exhibit A, which is to be executed by ABI and the Company and delivered to the Trustee pursuant to Section 303(3) in connection with the issuance of each Series of Securities (unless the Company otherwise elects as referred to in said Section), pursuant to which ABI shall be jointly and severally liable with the Company for payment of the principal of, and premium, if any, and interest on such Securities, subject to certain limitations and subject to the right of the Company to terminate such liability of ABI as provided in such form of Supplemental Agreement.
     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean and include the Person, or each Person, who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any Series shall mean the Trustee with respect to Securities of that Series.
     "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as amended and as in force at the date as of which this instrument was executed, except as provided in Section 905.
     "Unrestricted Subsidiary" means any Subsidiary which is not a Restricted Subsidiary.
     "Yield to Maturity" means, with respect to any Series or Issue of Securities, the yield to maturity thereof, calculated at the time of issuance thereof, or, if applicable, at the most recent redetermination of interest thereon, and calculated in accordance with accepted financial practice.
     Section 102.  Compliance Certificates and Opinions.
     Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.
     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than certificates provided pursuant to Section 1004) shall include:
          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;
          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;
          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and
          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

                              Exhibit 4.1 - Page 7






     Section 103.  Form of Documents Delivered to Trustee.
     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.
     Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company, stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.
     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.
     Section 104.  Acts of Holders.
     (a) Any request, demand, authorization, direction, notice, consent, waiver, vote or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.
     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient and in accordance with such reasonable rules as the Trustee may determine.
     (c)  The ownership of Securities shall be proved by the Security Register.
     (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.
     (e) The record date for determining which Holders may act hereunder is the later of the 30th day prior to the first solicitation of Holders relating to such act or the date of the most recent list of Holders furnished to the Trustee pursuant to Section 701 prior to such first solicitation, provided, that so long as the Trustee is the Security Registrar, such record date shall be the 30th day prior to such first solicitation.

                              Exhibit 4.1 - Page 8





     Section 105.  Notices, etc., to Trustee and Company.
     Except as provided in Section 501, any request, demand, authorization, direction, notice, consent, or waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,
          (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or
          (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (except as provided in Section
     501 (4)), if in writing and mailed, first class postage prepaid, to the Company, to the attention of the Secretary, and a copy thereof to the attention of the Treasurer, addressed to it at the address of the principal office of the Company specified in the first paragraph of this instrument or at such other address as shall have been furnished in writing to the Trustee by the Company for this purpose.
     Section 106.  Notices to Holders; Waiver.
     Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears on the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.
     In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.
     Section 107.  Conflict with Trust Indenture Act.
     If any provision hereof limits, qualifies or conflicts with another provision which is required or deemed to be included in this Indenture by any of the provisions of TIA, such provision so required or deemed to be included herein shall control.
     Section 108.  Effect of Headings and Table of Contents.
     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.
     Section 109.  Successors and Assigns.
     All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

                              Exhibit 4.1 - Page 9













     Section 110.  Separability Clause.
     In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
     Section 111.  Benefits of Indenture.
     Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto, any Paying Agent and their successors hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.
     Section 112.  Governing Law.
     This Indenture shall be construed in accordance with and governed by the laws of the State of New York.
     Section 113.  Legal Holidays.
     In any case where any Interest Payment Date, any Redemption Date, or the Stated Maturity of any Security, or any date on which any Defaulted Interest is proposed to be paid, shall not be a Business Day, then (notwithstanding any other provision of this Indenture) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or Redemption Date, at the Stated Maturity, or on the date on which the Defaulted Interest is proposed to be paid, and no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity or date for the payment of Defaulted Interest, as the case may be.
     Section 114. Act of Holders when Securities are Denominated in Different Currencies.
     Whenever any action or Act is to be taken hereunder by the Holders of two or more Series or Issues of Securities denominated in different currencies, then, for the purposes of determining the principal amount of Securities held by such Holders, the aggregate principal amount of the Securities denominated in a currency other than United States dollars shall be deemed to be that amount of United States dollars that could be obtained for such principal amount on the basis of the spot rate of exchange for such currency as determined by the Company or by an authorized exchange rate agent and evidenced to the Trustee by an Officers' Certificate as of the date the taking of such action or Act by the Holders of the requisite percentage in principal amount of the Securities is evidenced to the Trustee. An exchange rate agent may be authorized in advance or from time to time by the Company, and may be the Trustee or its Affiliate. Any such determination by the Company or by any such exchange rate agent shall be conclusive and binding on all Holders and the Trustee, and neither the Company nor such exchange rate agent shall be liable therefor in the absence of bad faith.
     Section 115.  Monies of Different Currencies to be Segregated.
     The Trustee shall segregate monies, funds, and accounts held by the Trustee hereunder in one currency from any monies, funds or accounts in any other currencies, notwithstanding any provision herein which would otherwise permit the Trustee to commingle such amounts.

                             Exhibit 4.1 - Page 10













     Section 116.  Payment to be in Proper Currency.
     Each reference in any Security, or in the Authorizing Resolution relating thereto, to any currency shall be of the essence. In the case of any Security denominated in any currency (the "Required Currency") other than United States dollars, except as otherwise provided therein or in the related Authorizing Resolution, the obligation of the Company to make any payment of principal, premium or interest thereon shall not be discharged or satisfied by any tender by the Company, or recovery by the Trustee, in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the Trustee timely holding the full amount of the Required Currency then due and payable. If any such tender or recovery is in a currency other than the Required Currency, the Trustee may take such actions as it considers appropriate to exchange such currency for the Required Currency. The costs and risks of any such exchange, including without limitation the risks of delay and exchange rate fluctuation, shall be borne by the Company, the Company shall remain fully liable for any shortfall or delinquency in the full amount of Required Currency then due and payable, and in no circumstances shall the Trustee be liable therefor. The Company hereby waives any defense of payment based upon any such tender or recovery which is not in the Required Currency, or which, when exchanged for the Required Currency by the Trustee, is less than the full amount of Required Currency then due and payable.

                                  ARTICLE TWO
                                 Security Forms
     Section 201.  Forms Generally.
     The Securities of each Series and Issue and the certificate of authentication thereon shall be in substantially the forms set forth in this Article or in such other forms, including the form of one or more Global
Securities, as shall be specified in, or pursuant to, the Authorizing Resolution or in the indenture supplemental hereto (if any) relating to such Series or Issue, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or the said Authorizing Resolution or supplemental indenture, and they may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange, or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.
     The definitive Securities of each Series shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, or, if they shall not be listed on any securities exchange, in any other manner consistent herewith, all as shall be determined by the officers executing such Securities, as evidenced by their execution of such Securities.

                             Exhibit 4.1 - Page 11















     Section 202.  Form of Face of Security.
     [The following is to be included if the Security is an Original Issue Discount Security:]
          [FOR PURPOSES OF SECTION 1273 OF THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED, THE ISSUE PRICE OF THIS SECURITY IS
       % OF ITS  PRINCIPAL AMOUNT AND ITS  ISSUE DATE IS                 ,
     19   .]
                         ANHEUSER-BUSCH COMPANIES, INC.
                              [title of Security]
     Rate of Interest            Maturity Date         Original Issue Date
     .....................                         No.....................
          Anheuser-Busch   Companies,   Inc.,   a   Delaware   corporation
     (hereinafter called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value
     received, hereby promises to pay to                              , or
     registered assigns, the sum of             on the Maturity Date shown
     above, and to pay interest thereon, at the annual rate of interest shown above, from the Original Issue Date shown above or from the most recent Interest Payment Date (as hereinafter defined) to which interest has been paid or duly provided for, payable semi-annually on
                   and                 of  each year  and at  maturity (an
     "Interest Payment Date"), commencing on the first such date after the Original Issue Date, except that if the Original Issue Date is on or after a Regular Record Date (which term, as well as all other capitalized terms used herein, shall have the meanings assigned in the Indenture referred to on the reverse hereof unless otherwise indicated) but before the next Interest Payment Date, interest payments will commence on the second Interest Payment Date following the Original Issue Date.
          [reference to currency[ies] of payment and currency exchange arrangements, if applicable]
          The interest payable hereon, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in said Indenture, be paid to the Person in whose name this [name of Security] (or one or more Predecessor [name of Series]) is registered at the close of business on the Regular Record Date for such interest, which shall be the fifteenth day of the calendar month (whether or not a Business Day) next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on such Regular Record Date, and may be paid to the Person in whose name this [name of Security] (or one or more Predecessor [name of Series]) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of [name of Series] not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the [name of Series] may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture. Payment of the principal of (and premium, if any) and interest on this [name of Security] will be made at the office or agency of the Company maintained for that purpose in [The Borough of Manhattan, The City of New York or other place of payment], in

                             Exhibit 4.1 - Page 12






     [reference to United States dollars or other currency of payment]; provided, however, that payment of interest, other than interest due on a Maturity Date, may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register. [Include the following, if applicable:] Payments on the Maturity Date will be made in immediately available funds against presentment of this [name of Security].
          [The following paragraph to be included if a Supplemental Agreement is delivered pursuant to Section 303]
          Anheuser-Busch, Incorporated ("ABI"), a Missouri corporation which is a wholly-owned subsidiary of the Company, pursuant to a Supplemental Agreement relating to the [name of Series], is jointly and severally  liable with the  Company for payment of  the principal of, premium, if any, and interest on the [name of Series] when and as the same shall become due and payable, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise, according to the terms of the [name of Series] and of the Indenture, but subject to the limitations set forth in such Supplemental Agreement, which permits the Company to elect to terminate such liability of ABI on the terms provided therein.
          Reference is hereby made to the further provisions of this [name of Security] set forth on the reverse hereof which further provisions shall for all purposes have the same effect as if set forth at this place.
          Unless  the  certificate  of   authentication  hereon  has  been
     executed by Chemical Bank, the Trustee under the Indenture, or its successor thereunder, or by another Authenticating Agent appointed pursuant to the Indenture, by the manual signature of one of its authorized officers, this [name of Security] shall not be entitled to any benefit under the Indenture, nor be valid or obligatory for any purpose.
          In Witness Whereof, The Company has caused this instrument to be duly executed under its corporate seal.


     Dated ___________________



                                   Anheuser-Busch Companies, Inc.


                                   By _______________________________
                                        [title of Company Officer]
     Attest:


     ________________________________
          [Assistant] Secretary

                             Exhibit 4.1 - Page 13











     Section 203.  Form of Trustee's Certificate of Authentication.
          This is one of the [name of Series] referred to in the within-mentioned Indenture.


                                   Chemical Bank,
                                        as Trustee
                                   [reference to Authenticating Agent, if any]


                                   By _____________________________________
                                             Authorized Officer

     Section 204.  Form of Reverse of Security.
          This [name of Security] is one of a duly authorized issue of [name of Securities] of the Company designated as its [title of Series] (herein called the "[name of Series]"), issued and to be
     issued under an indenture  dated as of                 , 199_ (herein
     called the "Indenture"), between the Company and Chemical Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and under [reference to Authorizing Resolution and/or supplemental indenture relating to the Series] to which Indenture, [reference to Authorizing Resolution and/or supplemental indenture] and all [further] indentures supplemental thereto reference is hereby made for the definition of certain terms used herein, for a statement of the respective rights thereunder of the Company, the Trustee and the Holders of the [name of Series], and for the terms upon which the [name of Series] are, and are to be, authenticated and delivered. This [name of Series] is one of a series of securities issued or to be issued by the Company under the Indenture, limited in aggregate principal amount to
           . The Indenture provides that the Securities of the Company referred to therein ("Securities"), including the [name of Series], may be issued in one or more Series, each of which may consist of one or more Issues, which different Series and Issues may be issued in such principal amounts and on such terms (including, but not limited to, terms relating to interest rate or rates, provisions for determining such interest rate or rates and adjustments thereto, maturity, redemption (optional and mandatory), sinking fund, covenants and Events of Default) as may be provided in or pursuant to the Authorizing Resolutions (as defined in the Indenture) relating to the several Series.
          [The following to be included if the Securities are not redeemable prior to maturity.]
          This  [name  of Security]  may  not  be  redeemed prior  to  its
     Maturity Date.
          [The  following  paragraph,  or   other  appropriate  redemption
     provisions,  to  be   included  if  the  Securities   are  Redeemable
     Securities:]
          The [name of Series] are subject to redemption upon not less than 30 nor more than 60 days' notice by mail, [the following clause to be included if there is a Sinking Fund:] [(1) on [annual Sinking Fund Redemption Date] in each year commencing with the year [year of first Sinking Fund payment] through operation of the Sinking Fund at a Redemption Price equal to their principal amount and (2)] [at any time] in whole or in part, at the election of the Company at a Redemption Price equal to the

                             Exhibit 4.1 - Page 14



     percentage set forth below of the principal amount to be redeemed for the respective twelve-month periods beginning [
                 ] of the years indicated:

                        [Schedule of Redemption Prices]

     and thereafter at 100% of the principal amount thereof, together in each case with accrued interest to the Redemption Date.
          [The following paragraph, or other appropriate Sinking Fund provision, to be included if there is a Sinking Fund for the Series:]
          The Sinking Fund provides for the redemption on [first Sinking Fund Redemption Date] and on [annual Sinking Fund Redemption Date] in each year thereafter through [year of final Sinking Fund date] of not less than [minimum required Sinking Fund redemption amount] principal amount nor more than [maximum permitted Sinking Fund redemption amount] principal amount of [name of Series]. [name of Series] purchased, acquired or redeemed by the Company otherwise than by redemption through the Sinking Fund may be credited against subsequent Sinking Fund requirements.
          [The following paragraph to be included if the Securities are Redeemable Securities or Sinking Fund Securities:]
          In the event of redemption of this [name of Security] in part only, a new [name of Security] or [name of Series] for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the surrender hereof.
          [The following paragraph to be included if the Securities are not Original Issue Discount Securities:]
          If an Event of Default, as defined in the Indenture and in the Authorizing Resolution and supplemental indenture (if any) relating to the [name of Series] (if there shall be any additional Events of Default specified in respect of the [name of Series]), shall occur and be continuing, the principal of all the [name of Series] may be declared due and payable in the manner and with the effect provided in the Indenture.
          [If the Securities are Original Issue Discount Securities, insert schedule as to amounts which are payable on acceleration under
     Section 502 and provable in bankruptcy under Section 504(i) from time to time.]
          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the [name of Series] under the Indenture at any time by the Company with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities affected thereby, voting as a single class (which may include the [name of Series]), at the time Outstanding, as defined in the Indenture. The Indenture also contains provisions permitting the Holders of not less than a
     majority  in  principal   amount  of  the  Securities   at  the  time
     Outstanding of all Series affected thereby to waive certain past defaults under the Indenture and their consequences, and permitting the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of all Series entitled to the benefits thereof to waive compliance with certain covenants under the Indenture. Any such

                             Exhibit 4.1 - Page 15






     consent or waiver by the Holder of this [name of Security] shall be conclusive and binding upon such Holder and upon all future Holders of this [name of Security] and of any [name of Security] issued on transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this [name of Security].
          No reference herein to the Indenture and no provision of this [name of Security] or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this [name of Security] at the times, place, and rate, and in the currency, herein prescribed.
          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this [name of Security] is registrable on the Security Register of the Company, upon surrender of this [name of Security] for registration of transfer at the office or agency of the Company provided for that purpose, duly endorsed by,
     or  accompanied  by  a   written  instrument  of  transfer   in  form
     satisfactory to the Company and the Security Registrar  duly executed by, the Holder hereof or his attorney duly authorized in writing, and
     thereupon  one  or   more  new  [name   of  Series],  of   authorized
     denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
          The [name of Series] are issuable only as registered [name of Series] without coupons in denominations of [currency and minimum denomination] and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, [name of Series] are exchangeable for a like aggregate principal amount of [name of Series] of a different authorized denomination, as requested by the Holder surrendering the same.
          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
          Prior to due presentment for registration of transfer of this [name of Security], the Company, the Trustee and any agent of the Company may treat the Person in whose name this [name of Security] is registered as the owner hereof for all purposes whether or not this [name of Security] be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
          [Reference to Foreign Currencies]
          At the election  of the Company, the obligations  of the Company
     (a) as to the [name of Series] and under the Indenture with respect to the [name of Series] (except for certain obligations relating to transfers or exchanges) or (b) as to the [name of Series] under certain provisions of the Indenture, may be satisfied and discharged upon the satisfaction of certain conditions, including the deposit with the Trustee of money or U.S. Government Obligations (as defined in the Indenture) sufficient for payment of the principal, premium, if any, and interest at or before the Stated Maturity (as defined in the Indenture) on the [name of Series].
          As provided in the Indenture and subject to certain limitations therein set forth, the holder of this [name of Security] shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the

                             Exhibit 4.1 - Page 16



     [name of Series], the Holders of not less than 25% in principal amount of the Outstanding Securities of the Series or Issue in respect of which the Event of Default has occurred shall have made written request to the Trustee to institute proceedings, as Trustee, in respect of such Event of Default and shall have offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Securities of such Series or Issue a direction inconsistent with such request, and the Trustee shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this [name of Security] for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.
          No recourse shall be had for the payment of the principal of (or premium, if any) or the interest on this [name of Security], or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

                                 ARTICLE THREE
                                 The Securities
     Section 301.  Title and Terms.
     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.
     The Securities may be issued in one or more Series and Issues. The terms of each Series and Issue shall be as provided in an Authorizing Resolution or supplemental indenture or shall be determined in the manner specified therein. The terms to be specified in respect of each Series or Issue in the Authorizing Resolution or supplemental indenture, or by such person and/or procedures as shall be provided therein, shall include the following:
          (1) The title of the Securities of such Series, which shall distinguish such Series from all other Series;
          (2) The aggregate principal amount of the Securities of such Series which may be authenticated and delivered under this Indenture (except for Securities of such Series authenticated and delivered upon transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 304, 305, 306, 906 or 1108);
          (3) The date or dates on which the principal and premium, if any, of the Securities of such Series or Issue is payable, and, if the Series shall be Extendible Securities, the terms on which the Company or any other Person shall have the option to extend the Maturity of such Securities and the rights, if any, of the Holders to require payment of the Securities;
          (4) The rate or rates at which the Securities of such Series or Issue shall bear interest, if any (whether floating or fixed), the provisions, if any, for determining such interest rate or rates and adjustments thereto, the date or dates from which such interest shall accrue, the Interest Payment Dates therefor and the Regular Record Dates (if different

                             Exhibit 4.1 - Page 17






     from those provided in the form of Security herein set forth) for the determination of Holders of the Securities of such Series or Issue to whom interest is payable;
          (5) The place or places where the principal of, or premium, if any, and interest on Securities of such Series or Issue shall be payable (if other than as provided in Section 1002);
          (6) The price or prices at which, the period or periods within which and the terms and conditions upon which the Securities of such Series or Issue may be redeemed, in whole or in part, at the option of the Company, pursuant to a Sinking Fund or otherwise;
          (7) The obligation, if any, of the Company to redeem, purchase or repay Securities of such Series or Issue, in whole or in part, pursuant to a Sinking Fund or otherwise or at the option of a Holder thereof, and the price or prices at which, the period or periods within which and the terms and conditions upon which such redemption, purchase or repayment shall be made;
          (8) Any Events of Default with respect to the Securities of such Series or Issue which may be in addition to those provided herein, and any covenants or obligations of the Company to the Holders of the Securities of such Series or Issue in addition to those set forth herein;
          (9) If less than 100% of the principal amount of the Securities of such Series or Issue is payable on acceleration under Section 502 or provable in bankruptcy under Section 504(i) at any time, a schedule of or the manner of computing the amounts which are so payable and provable from time to time;
          (10) The form of the Securities of such Series (which may be, but which need not be, consistent with the form set forth in Article
     Two hereof), including whether the Securities of the Series shall be issued in whole or in part in the form of one or more Global Securities and, in such case, the Depositary or Depositaries for such Global Security or Securities;
          (11) If other than United States dollars, the currency(ies) in which payment of the principal of (and premium, if any) or interest, if any, on the Securities of that Series or Issue shall be payable;
          (12) If the principal of (and premium, if any) or interest, if any, on the Securities of that Series or Issue are to be payable, at the election of the Company or a Holder thereof, in a currency or currencies other than that in which the Securities are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made;
          (13) If the amount of payments of principal of (and premium, if any) or interest, if any, on the Securities of the Series or Issue may be determined with reference to an index based on a currency or currencies other than that in which the Securities are stated to be payable, the manner in which such amounts shall be determined; and
          (14) Any other terms of the Securities of such Series or Issue; provided, that such other terms shall not be inconsistent with any express terms of this Indenture or in conflict with any express terms of any other Series or Issue of Securities which shall be issued and Outstanding.
     All Securities of any one Series or Issue shall be substantially identical in form except as to denomination and except as may be otherwise provided in and pursuant to the Authorizing Resolutions or supplemental indenture (if any) relating thereto.
                             Exhibit 4.1 - Page 18






     Section 302.  Denominations.
     Unless otherwise provided by Section 301 in connection with the issuance of Global Securities, the Securities of each Series or Issue may be issued only in registered form without coupons in denominations of $1,000 and any integral multiple thereof, or in such other currencies or denominations as may be specified in, or pursuant to, the Authorizing Resolution relating to the Series.
     Section 303.  Execution, Authentication, Delivery and Dating.
     The Securities shall be executed on behalf of the Company by its Chairman or Vice Chairman of the Board, its President, one of its Vice Presidents or its Treasurer under its corporate seal reproduced thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.
     Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.
     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any Series executed by the Company to the Authenticating Agent, together with a Company Order for the authentication and delivery of such Securities. The Company Order may provide that the Securities which are the subject thereof shall be authenticated and delivered by the Authenticating Agent upon the telephonic, written or other order of Persons designated in the Company Order, and that such Persons are authorized to specify the terms and conditions of such Securities, to the extent permitted by the Authorizing Resolution relating thereto. The Trustee shall execute and deliver the supplemental indenture (if any) and the Supplemental Agreement (if any) relating to said Securities and the Authenticating Agent shall authenticate and deliver said Securities as specified in such Company Order; provided, that, prior to authentication and delivery of the first Securities of any Series, the Trustee and the Authenticating Agent shall have received:
          (1)  A copy  of the Authorizing  Resolution, with a copy  of the form of Security approved thereby attached thereto;
          (2) A supplemental indenture in respect of the issuance of the Series, if called for by the terms of the Authorizing Resolution in respect thereof, executed on behalf of the Company;
          (3)  A Supplemental  Agreement relating to the  Series, executed
     on  behalf  of  ABI  and   the  Company,  unless  the  Company  shall
     theretofore have elected, pursuant to the terms specified in the form of Supplemental Agreement, to terminate the obligations of ABI in respect of the Securities;
          (4)  An  Officers' Certificate to the effect that the Securities of such Series comply or will comply with the requirements of this Indenture and the said Authorizing Resolution and supplemental indenture (if any);
          (5)  An  Opinion of  Counsel  (a)  to the  effect  that (i)  the
     Securities   of  such   Series,  the   Authorizing   Resolution,  the
     Supplemental  Agreement (if any)  and the supplemental  indenture (if any) relating thereto comply or  will comply with the requirements of
     this   Indenture,  (ii)   the  Securities   of   such  Series,   when
     authenticated and delivered by the Authenticating Agent in accordance with the said Company Order, will constitute valid and binding obligations of the Company and (if applicable) ABI enforceable in accordance with their terms, subject to (A) bankruptcy and other laws affecting creditors'

                             Exhibit 4.1 - Page 19



     rights generally as in effect from time to time, (B) limitations of generally applicable equitable principles, (C) any limitations or uncertainty, under the constitution and laws of the State of Missouri, on the enforceability of the obligations of ABI (if any) in respect of the Securities and (D) other exceptions acceptable to the Trustee and its counsel; and (b) relating to such other matters as may reasonably be requested by the Trustee or its counsel.
          (6) If the Securities to be issued are Original Issue Discount Securities, an Officers' Certificate setting forth the Yield to Maturity for the Securities or other information sufficient to compute amounts due on acceleration, or specifying the manner in which such amounts are to be determined, provided that such Yield to Maturity and other facts are not specified in the form of the Securities.
     If the Company shall establish pursuant to Section 301 that the Securities of a Series are to be issued in whole or in part in the form of one or more Global Securities, then the Company shall execute and the Trustee shall, in accordance with this Section and the Company Order with respect to such Series, authenticate and deliver one or more Global Securities in temporary or permanent form that (i) shall represent and shall be denominated in an aggregate amount equal to the aggregate principal amount of the Outstanding Securities of such Series to be represented by one or more Global Securities,
(ii) shall be registered in the name of the Depositary for such Global Security of Securities or the nominee of such Depositary, (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instruction and
(iv) shall bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for Securities in definitive registered form, this Security may not be transferred except as a whole by the Depositary to the nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary."
     Each Depositary designated pursuant to Section 301 for a Global Security in registered form must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Securities Exchange Act of 1934 and any other applicable statute or regulation.
     Subject to Section 601 hereof, the Authenticating Agent and the Trustee shall be fully protected in relying upon the documents delivered to it as provided above in connection with the issuance of any Series of Securities.
     The Authenticating Agent shall have the right to decline to authenticate and deliver any Securities under this Section if the Authenticating Agent, being advised by counsel, determines that such action may not lawfully be taken or if the Authenticating Agent in good faith by a committee of its Responsible Officers shall determine that such action would expose the Authenticating Agent to liability to Holders of previously issued and Outstanding Securities.
     Each Security shall be dated the date of its authentication unless otherwise specified in the Authorizing Resolution relating thereto.
     No Security shall be entitled to any benefit under this Indenture, or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Authenticating Agent by the manual signature of one of its authorized signatories, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

                             Exhibit 4.1 - Page 20






     Section 304.  Temporary Securities.
     Pending the preparation of definitive Securities of any Series or Issue, the Company may execute, and upon compliance with the requirements of Section 303 the Authenticating Agent shall authenticate and deliver, temporary Securities, which may be printed, lithographed, typewritten, photocopied or otherwise produced, in any denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of such Securities.
     If temporary Securities of any Series or Issue are issued, the Company shall thereafter cause definitive Securities for such Series or Issue to be prepared without unreasonable delay. After the preparation of definitive
Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities, at the office or agency of the Company provided for that purpose, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Authenticating Agent shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.
     Section 305.  Registration, Registration of Transfer and Exchange.
     The Company shall cause to be kept a register at one of its offices or agencies maintained pursuant to Section 1002 (herein referred to as the "Security Register") in which, subject to such reasonable regulations as the Company may prescribe, the Company shall provide for the registration of Securities and the registration of transfers of Securities. At all reasonable times the Security Register shall be open for inspection by the Trustee. The Security Register shall be kept at the said office or agency, and said office or agency is hereby initially appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided. If the Security Registrar shall not be the Authenticating Agent in respect of any Series, the Company shall promptly notify the Security Registrar as to the amounts and terms of each Security of such Series which shall be authenticated and delivered hereunder, and as to the names in which such Securities shall be registered.
     Upon surrender for registration of transfer of any Security at the office or agency of the Company provided for that purpose, the Company shall execute, and the Authenticating Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same Issue and Stated Maturity of a like aggregate principal amount.
     Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for Securities in definitive form, a Global Security representing all or a portion of the Securities of a Series may not be transferred except as a whole by the Depositary for such Series or to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such Series or a nominee of such successor Depositary.
     At the option of the Holder, Securities of any Issue (other than a Global Security, except as set forth below) may be exchanged for other Securities of the same Issue of any authorized denominations, of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Authenticating Agent shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                             Exhibit 4.1 - Page 21



     If at any time the Depositary for any Securities of a Series notifies the Company that it is unwilling or unable to continue as Depositary for the Securities of such Series or if at any time the Depositary for the Securities of such Series shall no longer be eligible under Section 303, the Company shall appoint a successor Depositary eligible under Section 303, with respect to the Securities of such Series. If a successor Depositary eligible under Section 303 for the Securities of such Series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election pursuant to Section 301(10) that the Securities of such Series be represented by one or more Global Securities shall no longer be effective with respect to the Securities of such Series and the Company shall execute and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such Series, shall authenticate and deliver, Securities of such Series in definitive form in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such Series in exchange for such Global Security or Securities.
     The Company may at any time and in its sole discretion determine that the Securities of any Series issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such Series, shall authenticate and deliver, Securities of such Series in definitive form and in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such Series in exchange for such Global Security or Securities.
     If specified by the Company pursuant to Section 301 with respect to a Series of Securities represented by a Global Security, the Depositary for such Global Securities may surrender a Global Security for such Series of Securities in exchange in whole or in part for Securities of such Series in definitive form on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver, without service charge:
          (i) to each Person specified by such Depositary a new Security or Securities of the same Series, of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and
          (ii) to such Depositary a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities delivered pursuant to clause (i) above.
     In any exchange provided for in any of the preceding three paragraphs, the Company will execute and the Trustee will authenticate and deliver Securities in definitive registered form in authorized denominations.
     Upon the exchange of a Global Security for Securities in definitive registered form, such Global Security shall be cancelled by the Trustee or an agent of the Company or the Trustee. The Trustee or such agent shall deliver such Securities to or as directed by the Persons in whose names such Securities are so registered.
     All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.
     Every Security presented or surrendered for registration of transfer or exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written

                             Exhibit 4.1 - Page 22




instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.
     No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1108 not involving any transfer.
     The Company shall not be required (i) to issue, register the transfer of or exchange any Security of any Series during a period beginning at the opening of the day which is 15 Business Days before the day of the mailing of a notice of redemption of Securities of such Series selected for redemption under
Section 1104 and ending at the close of business on the day of such mailing, or
(ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except, in the case of any Security to be redeemed in part, the portion thereof not to be redeemed.
     Section 306.  Mutilated, Destroyed, Lost and Stolen Securities.
     If (i) any mutilated Security is surrendered to the Trustee, or the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and (ii) there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Authenticating Agent shall authenticate and deliver, in exchange for, or in lieu of, any such mutilated, destroyed, lost or stolen Security, a new Security of like tenor, Issue and principal amount, bearing a number not assigned to any Security of the same Series then outstanding.
     In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay the indebtedness represented by such Security.
     Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.
     Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of the same Issue duly issued hereunder.
     The provisions of this Section are exclusive and (to the extent lawful) shall preclude all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.
     Section 307.  Payment of Interest; Interest Rights Preserved.
     Interest which is payable, and is punctually paid or duly provided for, on any Interest Payment Date, on the Securities of any Issue, shall be paid to the Persons in whose names the Securities (or one or more Predecessor Securities) are registered at the close of business on the Regular Record Date for such interest.

                             Exhibit 4.1 - Page 23









     Any interest on any Security of any Issue which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder, as such, on the Regular Record Date for such payment; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:
          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted
     Interest, which shall be fixed in the following manner.   The Company
     shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such Issue and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount of such Defaulted Interest proposed to be paid or shall make arrangements satisfactory to the Trustee for such deposit prior to the  date of  the proposed payment,  such money when  deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the  date of the proposed payment and  not less than 10 days after the receipt by the  Trustee of the notice of the  proposed
     payment.   The  Trustee shall  promptly  notify the  Company of  such
     Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted
     Interest   and  the  Special  Record  Date  therefor  to  be  mailed, first-class postage prepaid, to each Holder of Securities of such Issue at his address as it appears in the Security Register not less
     than  10 days  prior to  such  Special Record  Date.   Notice  of the
     proposed payment of  such Defaulted Interest  and the Special  Record
     Date  therefor  having  been  mailed  as  aforesaid,  such  Defaulted
     Interest shall  be  paid  to the  Persons  in whose  names  the  said
     Securities   (or   their  respective   Predecessor   Securities)  are
     registered on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).
          (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of such Series may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such payment shall be deemed practicable by the Trustee.
     Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.
     Section 308.  Persons Deemed Owners.
     Prior to due presentment for registration of transfer of any Security, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any), and (subject to Section 307) interest on, such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

                             Exhibit 4.1 - Page 24



     None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.
     Section 309.  Cancellation.
     All  Securities  surrendered  for  payment,  redemption,  registration  of transfer  or  exchange  shall, if  surrendered  to  any Person  other  than the
Trustee, be delivered to the Trustee. All Securities so delivered and any Securities surrendered directly to the Trustee for any such purpose shall be promptly cancelled by the Trustee and all Securities of any Series or Issue delivered to the Trustee for credit against any Sinking Fund payment in respect of such Series or Issue pursuant to Section 1202 shall be promptly cancelled by the Trustee. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be destroyed and certification of their destruction delivered to the Company unless by a Company Order the Company shall direct that cancelled Securities be returned to it.

                                  ARTICLE FOUR
                           Satisfaction and Discharge
     Section 401.  Satisfaction and Discharge of Indenture.
     This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for, and except as otherwise provided in the Authorizing Resolution in respect of any Series), and the Trustee, on demand of and at the
expense   of  the  Company,  shall  execute  proper  instruments  acknowledging satisfaction and discharge of this Indenture, when
          (1)  either
               (A)  all  Securities  theretofore   authenticated  and
          delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or
               (B) all such Securities not theretofore delivered to the Trustee for cancellation
                    (i)  have become due and payable, or
                    (ii) will  become due  and payable  at their
               Stated Maturity within one year, or
                    (iii)     are  to be  called for  redemption
               within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

                             Exhibit 4.1 - Page 25








          and the Company, in  the case of (i), (ii)  or (iii) above, has  irrevocably  deposited  or caused  to  be  irrevocably deposited with the Trustee as  trust funds in trust for the purpose  an  amount  sufficient to  pay  and  discharge the entire  indebtedness  on  such  Securities not  theretofore delivered to the  Trustee for  cancellation, for  principal
          (and  premium, if  any) and  interest to  the date  of such deposit (in the  case of Securities  which have become  due and payable) or to the Stated Maturity or  Redemption Date, as the case may be;
          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company;
          (3) the Company has delivered to the Trustee a Company Order setting forth its election that this Indenture shall be discharged;
     and
          (4)  the  Company  has  delivered to  the  Trustee  an Officers'
     Certificate  and  an  Opinion  of  Counsel   each  stating  that  all
     conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.
     Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607 shall survive.
     Section 402.  Application of Trust Money.
     All money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for payment of which such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.

                                  ARTICLE FIVE
                                    Remedies
     Section 501.  Events of Default.
     "Event of Default" wherever used herein means, with respect to any Issue of Securities, any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless it is either inapplicable to a particular Series or Issue or it is specifically deleted or modified in the Authorizing Resolution and/or supplemental indenture (if any) in respect of the Series or Issue, and any other events which may be specified as Events of Default in the Authorizing Resolution and/or supplemental indenture (if any) in respect of such Series or
Issue:
          (1) default in the payment of any installment of interest upon any Security of such Issue when it becomes due and payable, and continuance of such default for a period of 30 days; or
          (2) default in the payment of the principal of (or premium, if any, on) any Security of such Issue at its Maturity, and, in the case of such a Security that becomes due and payable by the terms of Article Eleven, continuance of such default for a period of 30 days;
     or

                             Exhibit 4.1 - Page 26







          (3) default in the deposit of any Sinking Fund installment in respect of such Issue, when and as payable by the terms of Section
     1201 hereof, and continuance of such default for a period of 30 days;
     or
          (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than (a) a covenant or warranty relating exclusively to another Issue of Securities issued hereunder and (b) a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Securities of all Issues Outstanding (or, with respect to any such covenant or agreement which is not applicable to all Issues of Securities, by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of all Issues to which it is applicable) (in each case voting as a single class), a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or
          (5) the entry of an order for relief under the United States federal bankruptcy laws or the entry of any other decree or order by a court having jurisdiction in  the premises adjudging the Company or
     ABI  a  bankrupt or  insolvent,  or  approving  as properly  filed  a
     petition   seeking   reorganization,   arrangement,   adjustment   or
     composition of or in respect of the Company or ABI under the United States federal bankruptcy laws or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or ABI or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or
          (6) the commencement by the Company or ABI of a voluntary case under the United States federal bankruptcy laws, or the institution by the Company or ABI of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization, an arrangement with creditors or an order for relief under the United States federal bankruptcy laws or any other applicable federal or state law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other official) of the Company or ABI or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or, to the knowledge of the Trustee, the taking of corporate action by the Company or ABI in furtherance of any such action;
provided, that any event referred to in (5) or (6) above in respect of ABI shall constitute an Event of Default only if, at the time of determination, ABI shall continue to be liable in respect of the Securities pursuant to a Supplemental Agreement.
     Section 502.  Acceleration of Maturity; Rescission and Annulment.
     If any one or more of the Events of Default described in clauses (1), (2) or (3) of Section 501 with respect to Securities of any Series or Issue shall happen, then, and in each and every such case, during the continuance of any such Event of Default, either the Trustee, by notice in writing to the Company, or the Holders of at least 25% in principal amount of such Securities then Outstanding, by notice in writing to the Company and to the Trustee, may declare the principal amount (or, if such Securities are Original Issue Discount Securities, such portion of

                             Exhibit 4.1 - Page 27


























































the principal amount as may then be payable on acceleration as provided in the terms thereof) of all such Securities then Outstanding (if not then due and payable) to be immediately due and payable, and upon any such declaration the same shall become and be immediately due and payable, anything in this Indenture or in the Securities contained to the contrary notwithstanding. If any one or more of the Events of Default described in clause (4) of Section 501 shall happen, then, and in each and every such case, during the continuance of any such Event of Default, either the Trustee, by notice in writing to the Company, or the Holders of at least 25% in principal amount of the Securities of all Issues then Outstanding (or, if such default is not applicable to all Issues of the Securities, the Holders of at least 25% in principal amount of the Outstanding Securities of all Issues to which it is applicable) (in each case voting as a single class), by notice in writing to the Company and to the Trustee, may declare the principal amount (or, if the Securities of any such Issues are Original Issue Discount Securities, such portion of the principal amount as may then be payable on acceleration as provided in the terms of that Issue) of all the Securities (or all the Securities of such Issues, if such default is not applicable to all Issues of the Securities) then Outstanding (if not then due and payable) to be immediately due and payable, and upon any such declaration the same shall become and be immediately due and payable, anything in this Indenture or in the Securities contained to the contrary notwithstanding. If any one or more of the Events of Default described in clauses (5) or (6) of Section 501 shall happen, then, and in each and every such case, during the continuance of any such Event of Default, either the Trustee, by notice in writing to the Company, or the Holders of at least 25% in principal amount of all the Securities then Outstanding (voting as a single class), by notice in writing to the Company and to the Trustee, may declare the principal amount (or, if any Securities are Original Issue Discount Securities, such portion of the principal amount as may then be payable on acceleration as provided in the terms thereof) of all the Securities then Outstanding (if not then due and payable), to be immediately due and payable, and upon any such declaration the same shall become and be immediately due and payable, anything in this Indenture or in the Securities contained to the contrary notwithstanding.
     At any time after such a declaration of acceleration has been made with respect to any Securities and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of such Securities Outstanding (voting as a single class) by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if
          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay
               (A) all overdue installments of interest on all such Securities,
               (B) the principal of (and premium, if any, on) such Securities which have become due otherwise than by such declaration of acceleration and interest thereon from the respective due dates thereof at the respective rates borne by such Securities or, in the case of Original Issue
          Discount  Securities,  at  rates  equal  to the  respective
          Yields to Maturity thereof, to the extent that payment of such interest is lawful,
               (C) to the extent that payment of such interest is lawful, interest upon overdue installments of interest from the respective due dates thereof at the respective rates borne by such Securities or, in the case of Original Issue
          Discount  Securities,  at  rates  equal  to the  respective
          Yields to Maturity thereof, and

                             Exhibit 4.1 - Page 28


               (D)  all   sums  paid  or   advanced  by  the  Trustee
          hereunder  and   the  reasonable   compensation,  expenses,
          disbursements and advances of the Trustee, its agents and counsel;
     and
          (2) all Events of Default with respect to such Securities, other than the non-payment of the principal of such Securities which have become due solely by such acceleration, have been cured or waived as provided in Section 513.
No such rescission shall affect any subsequent default or impair any right consequent thereon.
     Section  503.   Collection of  Indebtedness and  Suits for  Enforcement by
Trustee.
     The Company covenants that if
          (1) default is made in the payment of any installment of interest on any Security when such interest becomes due and payable and such default continues for the period of grace, if any, provided for with respect to such payment, or
          (2) default is made in the payment of the principal of (or premium, if any, on) any Security at its Maturity and such default continues for the period of grace, if any, provided for with respect to such payment, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of all such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, with interest, to the extent that payment of such interest is lawful, upon the overdue principal (and premium, if any) and installments of interest from the due date thereof at the rate borne by such Securities or, in the case of Original Issue Discount Securities, at a rate equal to the Yield to Maturity thereof, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.
     If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.
     If an Event of Default with respect to an Issue of Securities occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of such Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.
     Section 504.  Trustee May File Proofs of Claim.
     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or its or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the

                             Exhibit 4.1 - Page 29




payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,
          (i)  to file and  prove a claim for the whole amount (or, in the case of Original Issue Discount Securities, such portion of the principal amount thereof as shall then be provable in bankruptcy as specified therein) of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and
          (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;
and any receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.
     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.
     Section 505. Trustee May Enforce Claims Without Possession of Securities. All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.
     Section 506.  Application of Money Collected.
     Any money collected by the Trustee pursuant to this Article with respect to the Securities of an Issue shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities of such Issue and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:
          FIRST: To the  payment of all  amounts due to the  Trustee under
     Section 607;
          SECOND: In case the principal of the Securities in respect of which moneys have been collected shall not have become and be then due and payable, to the payment of interest on the Securities of such Issue in default in the order of the maturity of the installments of such interest, with interest (to the extent that payment of such interest is lawful and such interest has been collected by the Trustee) upon the overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) applicable to such

                             Exhibit 4.1 - Page 30






     Securities, such payments to be made ratably to the persons entitled thereto, without discrimination or preference;
          THIRD: In case the principal of the Securities in respect of which moneys have been collected shall have become and shall be then due and payable, to the payment of the whole amount then owing and unpaid upon all the Securities of such Issue for principal and interest, with (to the extent that payment of such interest is lawful and such  interest has been  collected by the Trustee)  interest upon the  overdue principal, and upon overdue  installments of interest at the same rate  as the rate of  interest or Yield to  Maturity (in the case  of  Original  Issue  Discount  Securities)  applicable  to  the
     Securities  of  such  Issue;  and   in  case  such  moneys  shall  be
     insufficient to  pay in full the whole amount  so due and unpaid upon the Securities of  such Issue, then to the payment  of such principal and interest, without preference or priority of principal over interest, or of interest over principal, or of any installment of interest over any other installment of interest, or of any Security of such Issue over any other Security of such Issue, ratably to the aggregate of such principal and accrued and unpaid interest.
     Section 507.  Limitation on Suits.
     No Holder of any Securities shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless
          (1)  the  Trustee shall have  received written notice  from such
     Holder  of  a  continuing  Event   of  Default  in  respect  of  such
     Securities;
          (2) the Trustee shall have received a written request from the Holders of not less than 25% in principal amount of the Outstanding Securities of the Issue or Series in respect of which the Event of Default has occurred to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;
          (3)  such   Holder  or  Holders  have  offered  to  the  Trustee
     reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;
          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and
          (5) no direction inconsistent with such written request has been given to the Trustee during such 60 day period by the Holders of a majority in principal amount of the Outstanding Securities of such Series or Issue;
it being understood and intended that no one or more Holders of Securities of any Series or Issue shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Securities of that Series or Issue, or to obtain or to seek to obtain priority or preference over any other Holders of Securities of that Series or Issue or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Securities of such Series or Issue.
     Section 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.
     Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the absolute and unconditional right to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to

                             Exhibit 4.1 - Page 31




institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.
     Section 509.  Restoration of Rights and Remedies.
     If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.
     Section 510.  Rights and Remedies Cumulative.
     No right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
     Section 511.  Delay or Omission Not Waiver.
     No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.
     Section 512.  Control by Holders.
     The Holders of not less than a majority in principal amount of the Outstanding Securities of any Series (voting as a single class) shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee in respect of the Securities of such Series, provided that
          (1) such direction shall not be in conflict with any rule of law or with this Indenture or unduly prejudicial to the rights of Holders of Securities of all Series not joining in such direction or, in the opinion of the Trustee, involve the Trustee in personal liability, and
          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.
     Section 513.  Waiver of Past Defaults.
     The Holders of not less than a majority in principal amount of the Outstanding Securities of all Series affected thereby (voting as a single class) may on behalf of the Holders of all such Securities waive any past default hereunder and its consequences, except a default
          (1) in the payment of the principal of (or premium, if any) or interest on any Security, or

                             Exhibit 4.1 - Page 32













          (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.
     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.
     Section 514.  Undertaking for Costs.
     All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of all Series (or, if the matter in issue does not relate to all Series of Securities, then the Holders of 10% in principal amount of the Outstanding Securities of all Series to which such issue relates) (treated as a single class), or to any suit instituted by any Holder of any Securities for the enforcement of the payment of the principal of (or premium, if any) or interest on any such Security on or after the respective Stated Maturities expressed therein (or, in the case of redemption, on or after the Redemption Date).
     Section 515.  Waiver of Stay or Extension Laws.
     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.
     Section 516.  Exemption from Individual Liability.
     No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer, director or employee, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations of the Company, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers, directors or employees, as such, of the Company or of any successor corporation, or any of the foregoing Persons, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such

                             Exhibit 4.1 - Page 33






rights and claims against, every such incorporator, stockholder, officer, director or employee, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of such Securities.

                                  ARTICLE SIX
                                  The Trustee
     Section 601.  Certain Duties and Responsibilities.
     (a)  Except during the continuance of an Event of Default,
          (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and
          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.
     (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.
     (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that
          (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;
          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;
          (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of all Series (voting as a single class) relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and
          (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                             Exhibit 4.1 - Page 34







     (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.
     Section 602.  Notice of Defaults.
     Within 90 days after the occurrence of any default hereunder in respect of any Issue of Securities, the Trustee shall transmit by mail to all Holders of the Securities of such Issue, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security or in the payment of any Sinking Fund installment, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders; and provided, further, that in the case of any default of the character specified in Section 501(4) no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.
     Section 603.  Certain Rights of Trustee.
     Except as otherwise provided in Section 601:
          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;
          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;
          (c)  whenever  in  the  administration  of  this  Indenture  the
     Trustee  shall  deem  it  desirable   that  a  matter  be  proved  or
     established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;
          (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;
          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;
          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or

                             Exhibit 4.1 - Page 35







     investigation into  such facts or matters as it  may see fit, and, if
     the  Trustee  shall   determine  to  make  such  further  inquiry  or
     investigation, it shall be entitled  to make a reasonable examination of the books, records and premises of the Company, personally or by agent or attorney; and
          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.
     Section 604.  Not Responsible for Recitals or Issuance of Securities.
     The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.
     Section 605.  May Hold Securities.
     The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Section 608, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.
     Section 606.  Money Held in Trust.
     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.
     Section 607.  Compensation and Reimbursement.
     The Company agrees
          (1)  to  pay  to  the  Trustee  from  time  to  time  reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);
          (2)  except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disburse-ments and advances incurred or made by the Trustee in accordance with
     any   provision  of   this   Indenture   (including  the   reasonable
     compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and
          (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.
     As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by

                             Exhibit 4.1 - Page 36








the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities.
     Section 608.  Disqualification; Conflicting Interests.
     The Trustee shall comply with the terms of Section 310 (b) of the TIA. There shall be excluded from the terms of Section 310(b) of the TIA the following Indentures and all series of debt securities issuable thereunder:
          (1) the Indenture dated as of September 1, 1992 between the Company and the Trustee, pursuant to which there have been issued $200,000,000 principal amount 6.90% Notes due October 1, 2002,
     $200,000,000 principal amount 7 % Debentures Due July 1, 2023, $200,000,000 principal amount of 6.75% Notes Due June 1, 2005 and $48,000,000 principal amount Medium-Term Notes;
          (2) the Indenture of Trust dated as of September 1, 1989 between the Company and the Trustee, as successor to Manufacturers Hanover Trust Company, pursuant to which there has been issued
     $241,729,000  principal   amount  8%  Series  A   Senior  Convertible
     Debentures Due 1996;
          (3)  the Indenture of  Trust dated as of August  1, 1987 between the Company and the Trustee, as successor to Manufacturers Hanover Trust Company, pursuant to which there have been issued $200,000,000 principal amount 10% Sinking Fund Debentures Due July 1, 2018, $350,000,000 principal amount 9% Debentures Due December 1, 2009, $250,000,000 principal amount 8 % Notes Due December 1, 1999,
     $100,000,000   principal  amount  8 %   Notes  Due  July   15,  1995,
     $225,000,000 principal amount Medium-Term Notes and $60,000,000 principal amount Medium-Term Notes, Second Series; and
          (4)  the Indenture of Trust dated  as of October 1, 1982 between the Company and the Trustee, pursuant to which there have been issued $150,000,000 principal amount 8-5/8% Sinking Fund Debentures Due December 1, 2016 and $150,000,000 principal amount 8-1/2% Sinking
     Fund Debentures Due March 1, 2017;
     Section 609.  Corporate Trustee Required; Eligibility.
     There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $5,000,000, subject
to  supervision  or  examination  by  Federal  or State  authority.    If  such
corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. Neither the Company nor any Affiliate of the Company shall serve as Trustee hereunder. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.
     Section 610.  Resignation and Removal; Appointment of Successor.
     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.

                             Exhibit 4.1 - Page 37










     (b) The Trustee may resign at any time with respect to the Securities of any Series by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment  of a  successor Trustee  with  respect to  the Securities  of such
Series.
     (c) The Trustee may be removed at any time with respect to the Securities of any Series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such Series, delivered to the Trustee and to the Company.
     (d)  If at any time:
          (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or
          (2) the Trustee for a Series of Securities shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder of such Securities, or
          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 514, unless the Trustee's duty to resign is stayed as provided in Section 608 of this Indenture, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee.
     (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more Series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those Series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such Series and that any time there shall be only one Trustee with respect to the Securities of any particular Series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any Series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such Series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Securities of such Series and supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any Series shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security of such Series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such Series.
     (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any Series and each appointment of a successor Trustee with respect to the Securities of any Series by mailing written notice of such event by first class mail,

                             Exhibit 4.1 - Page 38


postage prepaid, to the Holders of Securities of such Series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such Series and the address of its Corporate Trust Office.
     Section 611.  Acceptance of Appointment by Successor.
     (a) Every successor Trustee appointed hereunder with respect to all Securities shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its lien, if any, provided for in Section 607.
     (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) Series, the Company, the retiring Trustee, upon payment of its charges, and each successor Trustee with respect to the Securities of one or more Series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those Series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those Series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those Series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those Series to which the appointment of such successor Trustee relates, subject nevertheless to its lien, if any, provided for in Section 607.
     (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.
     (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.
                             Exhibit 4.1 - Page 39





     Section 612. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

                                 ARTICLE SEVEN
               Holders' Lists and Reports By Trustee and Company
     Section 701. Company to Furnish Trustee Names and Addresses of Holders. The Company will furnish or cause to be furnished to the Trustee
          (a) semi-annually, not later than March 15 and September 15 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of the Securities of each Series as of the preceding March 1 or September 1, respectively, and
          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, provided, however, that so long as the Trustee is the Security Registrar, no such list shall be required to be furnished.
     Section 702.  Preservation Of Information; Communications to Holders.
     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of Securities of each Series contained in the most recent list furnished to the Trustee in respect of such Series as provided in Section 701 and the name and addresses of Holders received by the Trustee in its capacity as Security Registrar (if so acting). The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.
     (b) If three or more Holders of Securities of any Series (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish the Trustee reasonable proof that each such applicant has owned a Security of such Series for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities of such Series with respect to their rights under this Indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either
          (i) afford such applicants access to the information in respect of such Series preserved at the time by the Trustee in accordance with Section 702(a), or
          (ii) inform such applicants as to the approximate number of Holders of Securities of such Series whose names and addresses appear in the information preserved at the time

                             Exhibit 4.1 - Page 40







     by the Trustee in accordance with Section 702(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.
     If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of Securities of such Series whose name and address appear in the information preserved at the time by the Trustee in accordance with
Section 702(a), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of said Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.
     (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 702(b), regardless of the source from which such information was derived, and that neither the Trustee nor the Company shall be held accountable by reason of mailing any material pursuant to a request made under Section 702(b).
     Section 703.  Reports by Trustee.
     (a) Within 60 days after May 15 of each year commencing with the first such date after the issuance of the first series of Securities hereunder, the Trustee shall transmit by mail to all Holders of Securities of each Series, as their names and addresses appear in the Security Register, a brief report dated as of such May 15, in accordance with and to the extent required by Section 313 of the TIA.
     (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities of such Series are listed, with the Company, and also with the Commission. The Company will notify the Trustee when the Securities of any Series are listed on any stock exchange.
     Section 704.  Reports by Company.
     The Company will
          (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to
     Section 13 or Section 15(d)  of the Securities Exchange Act of  1934;
     or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it will file

                             Exhibit 4.1 - Page 41




     with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;
          (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and
          (3) transmit by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                 ARTICLE EIGHT
                 Consolidation, Merger, Conveyance or Transfer
     Section 801.  Company May Consolidate, etc., only on Certain Terms.
     The Company shall not, nor shall it permit ABI to, consolidate with or merge into any other corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:
          (1)  the  corporation formed by such consolidation or into which the  Company  or ABI  is  merged  or  the Person  which  acquires  by conveyance, transfer or lease the properties and assets of the Company or ABI substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any State thereof or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, (a) in  the case of  such a  transaction with  respect  to the  Company,  the due  and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed and (b) in the case of such a transaction with respect to
     ABI, the obligations of ABI under the Supplemental Agreements;
          (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing; and
          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such
     consolidation,   merger,  conveyance,  transfer  or  lease  and  such
     supplemental   indenture  comply  with  this  Article  and  that  all
     conditions precedent herein provided for relating to such transaction have been complied with.
     This Section 801 shall not apply to any merger or consolidation in which the Company or ABI, as the case may be, is the surviving corporation, and shall no longer apply with respect to ABI if the liability of ABI for payment of the Securities shall have been terminated as provided in the form of Supplemental Agreement attached hereto.

                             Exhibit 4.1 - Page 42





     Section 802.  Successor Corporation Substituted.
     Upon any consolidation or merger, or any conveyance, transfer or lease of the properties and assets of the Company or ABI substantially as an entirety in accordance with Section 801, the successor corporation formed by such consolidation or into which the Company or ABI is merged or to which such conveyance, transfer or lease is made (1) in the case of such a transaction with respect to the Company, shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein, (2) in case of any such conveyance or transfer by the Company, the Person named as the "Company" in the first paragraph of this instrument or any successor corporation which shall theretofore have become such in the manner prescribed in this Article shall be released from its liability under this Indenture and as obligor on any of the Securities and (3) in the case of such a transaction with respect to ABI, unless the obligations of ABI in respect of the Securities shall have been terminated as provided in the form of Supplemental Agreement, the successor corporation shall succeed to the liabilities and obligations of ABI under each Supplemental Agreement relating to each Outstanding Series of Securities.
     Section 803.  Evidence to be Furnished Trustee.
     The Trustee may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, conveyance, transfer or lease, and any such assumption, complies with the provisions of this Article Eight.

                                  ARTICLE NINE
                            SUPPLEMENTAL INDENTURES
     Section 901.  Supplemental Indentures without Consent of Holders.
     Without the consent of any Holders, the Company (when authorized by a Board Resolution) and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto in form satisfactory to the Trustee, for any of the following purposes:
          (1) to evidence the succession of another corporation to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Securities contained; or
          (2)  to add to the covenants of  the Company, for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or
          (3) to provide for the issuance and the terms of any particular Series of Securities, the rights and obligations of the Company and the Holders of  the Securities of such  Series, the form or  forms of the Securities of such Series and such other matters in connection therewith as the Board of Directors of the Company shall consider
     appropriate,  including,  without  limitation,   provisions  for  (a)
     additional  or   different  covenants,  restrictions   or  conditions
     applicable to such Series, (b) additional or different Events of Default in respect of such Series, (c) a longer or shorter period of grace and/or notice in respect of any provision applicable to such Series than is provided in Section 501, (d) immediate enforcement of any Event of Default in respect of such Series or (e) limitations upon the remedies available in respect of any Events of Default in respect of such Series or upon the rights of the holders of Securities of such Series to waive any such Event of Default; provided, that this paragraph (3) shall not be deemed to require the execution of a supplemental indenture to provide for the issuance of any Series of

                             Exhibit 4.1 - Page 43




     Securities unless the same shall be provided for in the Authorizing Resolution relating thereto; and
          (4) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one  or more Series and to add to  or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); and
          (5) to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein; and
          (6)  to make any  other change which, in the  opinion of counsel to the Company, does not materially adversely affect the interests of the Holders of the Series of Securities affected thereby.
     Section 902.  Supplemental Indentures with Consent of Holders.
     With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of all Series affected thereby (voting as a single class), by Act of said Holders delivered to the Company and the Trustee, the Company (when authorized by a Board Resolution) and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of such Securities under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,
          (1) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security which would be due and payable upon acceleration under Section 502 or provable in bankruptcy under
     Section 504, or change the coin or  currency in which any Security or any interest thereon is payable or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or
          (2)  reduce   the  percentage   in  principal   amount  of   the
     Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or
          (3) modify any of the provisions of this Section, Section 513 or Section 1010, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Security affected thereby.
A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular Series of Securities, or which modifies the rights of the Holders of Securities of such Series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other Series.
     It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                             Exhibit 4.1 - Page 44




     Section 903.  Execution of Supplemental Indentures.
     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.
     Section 904.  Effect of Supplemental Indentures.
     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.
     Section 905.  Conformity with Trust Indenture Act.
     Unless the Company shall determine, based on an Opinion of Counsel delivered to the Trustee, that the same shall not be required, every supplemental indenture executed pursuant to this Article shall conform to the requirements of TIA as then in effect.
     Section 906. Reference in Securities to Supplemental Indentures. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Authenticating Agent in exchange for Outstanding Securities of the same Series and Issue.

                                  ARTICLE TEN
                                   Covenants
     Section 1001.  Payment of Principal, Premium and Interest.
     The Company will duly and punctually pay (or cause to be paid) the principal of (and premium, if any) and interest on the Securities of each Series in accordance with the terms of such Securities and this Indenture.
     Section 1002.  Maintenance of Office or Agency.
     Except as otherwise provided in the Authorizing Resolution in respect of any Series, the Company will maintain an office or agency in The Borough of Manhattan, The City of New York, where Securities may be presented or surrendered for payment, and will maintain an office or agency in The Borough of Manhattan, The City of New York, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company initially appoints the Trustee as such agent at its Corporate Trust Office for said purposes. The Company will give prompt written notice to the Trustee of any change in the location of such office or agency. If at any time the Company shall fail to maintain such office or agency or

                             Exhibit 4.1 - Page 45












shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee its agent to receive all such presentations, surrenders, notices and demands.
     The Company may also from time to time designate one or more other offices or agencies (in or outside of such Borough) where the Securities may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in such Borough for such purposes.
     Section 1003. Money for Security Payments to be Held in Trust; Appointment of Paying Agent.
     If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.
     Whenever the Company shall have one or more Paying Agents, it will, on or before each due date of the principal of (and premium, if any) or interest on any Securities, deposit with a Paying Agent a sum, or make other arrangements so that there will be moneys, in each case sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal (and premium, if any) or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act. The Company initially appoints the Trustee as Paying Agent.
     The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will
          (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;
          (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any) or interest; and
          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.
     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.
     Any money deposited with the Trustee or any Paying Agent or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has

                             Exhibit 4.1 - Page 46







become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once or mailed to each such holder or both, in a newspaper published in the English language customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company.
     Section 1004.  Statement as to Default.
     The Company will deliver to the Trustee, on or before a date not more than four months after the end of each fiscal year (which on the date hereof ends on December 31) of the Company ending after the date hereof, a statement (which shall not be deemed an Officers' Certificate and need not conform with any of the provisions of Section 102) signed by the principal executive officer, principal financial officer or principal accounting officer of the Company, stating that in the course of the performance by the signers of their duties as officers of the Company and based upon a review made under their supervision of the activities of the Company during such year and of the Company's performance under this Indenture they would normally obtain knowledge whether or not the Company is in default in the performance of any covenant or agreement set forth in the Indenture, stating whether or not they have obtained knowledge that the Company is in default in the performance of any such covenant or agreement, and if so, specifying each such default of which the signers have knowledge and the nature thereof. If the Company shall have designated any Unrestricted Subsidiaries to be Restricted Subsidiaries, or any Restricted Subsidiaries to be Unrestricted Subsidiaries, during such fiscal year, such statement shall so indicate and provide the identities of the Subsidiaries in question. The Company will notify the Trustee promptly in writing of any change of its fiscal year.
     Section 1005.  Corporate Existence.
     Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders of the Securities.
     Section 1006.  Limitation upon Liens.
     (a) The Company will not create, assume, guarantee or suffer to exist, and will not cause, suffer or permit any Restricted Subsidiary to create, assume, guarantee or suffer to exist, any indebtedness for borrowed money secured by pledge of, or mortgage or lien on, any of its Principal Plants, or on any capital stock of any Restricted Subsidiary, other than
          (i) purchase money pledges of, or purchase money mortgages or liens on, property acquired (including through merger or consolida-tion) after the date of execution of this Indenture, so long as such pledges, mortgages and liens shall attach only to the assets so acquired and improvements thereon,

                             Exhibit 4.1 - Page 47





          (ii) pledges,  mortgages or liens on property acquired after the date of  execution of  this Indenture  (1) existing  at  the time  of
     acquisition   of  such   property   (including  through   merger   or
     consolidation) or (2) which secure indebtedness the proceeds of which are used to pay, or to reimburse the Company or any Restricted Subsidiary for, the cost of the acquisition or construction of such property (provided such indebtedness is incurred within 180 days after such acquisition or completion of such construction), so long as such pledges, mortgages and liens  shall attach only to the assets so acquired and improvements thereon,
          (iii) pledges of or mortgages or liens on property of a Restricted Subsidiary existing at the time it becomes a Restricted Subsidiary,
          (iv) pledges, mortgages  or liens to  secure all or any  part of the cost of development or construction of any property or assets or improvements thereon and which shall be released or satisfied within
     120 days after completion of such development or construction,
          (v) pledges, mortgages or liens required in connection with the acquisition, construction or development of additions or extensions to Principal Plants  which shall be financed by obligations described in Sections 141 145 of the Internal Revenue Code of 1986, as amended, or by obligations entitled to substantially similar tax benefits under other legislation or regulations in effect from time to time,
          (vi) pledges, mortgages or liens securing indebtedness owing  to the Company or a Restricted Subsidiary by a Restricted Subsidiary,
          (vii)     pledges,  mortgages or liens  existing at the  date of
     this Indenture,
          (viii) extensions, renewals or replacements of pledges, mort-gages or liens referred to in clauses (i) to (vii), inclusive, above, or (xi)  below, provided that  the amount of indebtedness  secured by such extension, renewal or replacement shall not exceed the principal amount of indebtedness being extended, renewed or replaced, nor shall the pledge, mortgage or lien  be extended to any additional Principal
     Plant,
          (ix) as permitted under Subsection (b) or Subsection (d) of this
     Section 1006,
          (x) pledges, mortgages or liens incurred in connection with sale-leaseback transactions permitted under Section 1007, and
          (xi) pledges, mortgages or liens required in connection with any
     program,   law,  statute  or   regulation  of  any   state  or  local
     governmental entity or authority which provides financial or tax benefits not available without such pledge, mortgage or lien, provided that the obligations secured thereby are obligations that are in lieu of, or reduce, a property tax or other payment obligation that itself would have been secured by a pledge, mortgage or lien permitted hereunder, without effectively providing that the Securities (together with, if the Company shall so determine, any other indebtedness of the Company then existing or thereafter created ranking equally with the Securities and any other indebtedness of the Restricted Subsidiary then existing or thereafter created) shall be secured by the security of such secured indebtedness equally and ratably therewith.
     (b) If the Company or any Restricted Subsidiary shall at any time enter into a merger or consolidation with another corporation or purchase all or substantially all of the assets of another corporation, or if the Company shall sell all or substantially all of its assets to another corporation and if such other corporation has outstanding indebtedness secured by a mortgage or other lien which, by reason of an after-acquired property clause or similar provision therein
                             Exhibit 4.1 - Page 48


contained, would extend, after such merger, consolidation, sale or purchase, to any Principal Plant owned by the Company or such Restricted Subsidiary immediately prior to such merger, consolidation, sale or purchase, the Company or such Restricted Subsidiary, as the case may be, shall in such event be deemed to have created a mortgage or lien, within the prohibition of Subsection
(a) of this Section 1006, unless (i) such merger or consolidation involving a Restricted Subsidiary shall constitute a disposition by the Company of its interest in the Restricted Subsidiary, or (ii) either (A) at or prior to the effective date of such merger, consolidation, sale or purchase, such mortgage or lien shall have been released of record or otherwise satisfied to the extent it would extend to such Principal Plant or (B) prior to such merger, consolidation, sale or purchase, the Company or such Restricted Subsidiary, as the case may be, shall have created, as security for the Securities (and, if the Company shall so determine, as security for any other indebtedness of the Company then existing or thereafter created ranking equally with the Securities and any other indebtedness of the Restricted Subsidiary then existing or thereafter created), a valid lien which, upon completion of said merger, consolidation, sale or purchase, will rank prior to the lien of such mortgage or other lien of such other corporation on such Principal Plant.
     (c) If pursuant to the provisions of this Section 1006 the Company or any Restricted Subsidiary shall at any time be obligated to secure the Securities (together with, if the Company shall so determine, any other indebtedness then existing or thereafter created ranking equally with the Securities and any other indebtedness of the Restricted Subsidiary then existing or thereafter created), the Company covenants and agrees that it will promptly furnish to the Trustee
          (i)  an  Officers'  Certificate  stating  that  the   applicable
     covenant of the Company above set forth in this Section 1006 has been complied with; and
          (ii) an Opinion of Counsel to  the effect that such covenant has been complied with.
     (d) Notwithstanding the foregoing provisions of this Section 1006, the Company and any one or more Restricted Subsidiaries may create, assume, guarantee or suffer to exist any indebtedness for borrowed money otherwise subject to the foregoing restrictions and in addition to that permitted by Subsection (a) or (b) of this Section 1006 (other than pursuant to clause (x) of said Subsection (a)), and renew, extend or replace such indebtedness for money borrowed; provided, that, at the time of such creation, assumption, renewal, extension or replacement, the aggregate amount of such indebtedness for money borrowed, when added to the fair market value of property transferred in sale-leaseback transactions as permitted by Section 1007(c) and the aggregate amount of indebtedness for borrowed money created, assumed, guaranteed or permitted to exist as permitted by Section 1008(b) (computed without duplication of amounts constituting indebtedness, referred to in this Subsection (d)), does not at the time exceed 10% of Net Tangible Assets.
     Section 1007.  Sale-Leaseback Transactions Relating to Principal Plants.
     (a) Except to the extent permitted under Subsection (c) of this Section 1007, and except for any transaction involving a lease for a temporary period, not to exceed three years, by the end of which it is intended that the use of the leased property by the Company or any Restricted Subsidiary will be discontinued, the Company shall not sell any Principal Plant as an entirety, or any substantial portion thereof, with the intention of taking back a lease of such property and the Company will not permit any Restricted Subsidiary to sell to anyone other than the Company or a Restricted Subsidiary any Principal Plant as an entirety, or any substantial portion thereof, with the intention of taking back a lease of such property unless

                             Exhibit 4.1 - Page 49




          (i) the net proceeds of such sale (including any purchase money mortgages received in connection with such sale) are at least equal to the fair market value (as determined by Board Resolution) of such property and
          (ii) subject to Subsection (d) of this Section 1007, the Company shall, within 120 days after the transfer of title to such property
               (A)  purchase, and surrender to the  Trustee for retirement as provided in this Section 1007, a principal amount of Securities equal to the net proceeds derived from such sale (including the amount of any such purchase money mortgages), or
               (B)  repay   other  Funded  Debt  of  the  Company  or  any
          Restricted Subsidiary in an amount equal to such net proceeds, or
               (C) expend an amount equal to such net proceeds for the expansion, construction or acquisition of a Principal Plant, or
               (D) effect a combination of such purchases, repayments and plant expenditures in an amount equal to such net proceeds.
     (b) At or prior to the date 120 days after a transfer of title to a Principal Plant which shall be subject to the requirements of this Section 1007, the Company shall furnish to the Trustee:
          (i) an Officers' Certificate stating that the covenant of the Company in Section 1007(a) has been complied with and setting forth in detail the manner of such compliance, which certificate shall contain information as to (A) the amount of Securities theretofore redeemed and the amount of Securities theretofore purchased by the Company and cancelled by the Trustee and the amount of Securities purchased by the Company and then being surrendered to the Trustee for retirement, (B) the amount thereof previously credited under Subsection (d) of this Section 1007, (C) the amount thereof which it then elects to have credited on its obligation under Subsection (d) of this Section 1007, and (D) any amount of other indebtedness which the Company has repaid or will repay and of the expenditures which the Company has made or will make in compliance with its obligation under Subsection (a) of this Section 1007,
          (ii) a deposit with the Trustee for retirement of the Securities then being surrendered as set forth in such certificate; and
          (iii) an Opinion of Counsel to the effect that such covenant has been complied with.
     (c) Notwithstanding the restriction of Subsection (a) of this Section 1007, the Company and any one or more Restricted Subsidiaries may transfer property in sale-leaseback transactions which would otherwise be subject to such restriction if the aggregate amount of the fair market value of the property so transferred, when added to the aggregate amount of indebtedness for borrowed money permitted by Section 1006(d) and Section 1008(b) which shall be outstanding at the time (computed without duplication of the value of property transferred as provided in this Subsection (c)), does not at the time exceed 10% of Net Tangible Assets.
     (d) The Company, at its option, shall be entitled to a credit, in respect of its obligation to purchase and retire Securities under this Section 1007, for the principal amount of any Securities deposited with the Trustee for the purpose and also for the principal amount of (i) any Securities theretofore redeemed at the option of the Company and (ii) any Securities previously purchased by the Company and cancelled by the Trustee, and in each case not theretofore applied as a credit under this Subsection (d) or Section 1202.
     (e) For purposes of this Section 1007, the amount or the principal amount of Securities which are Original Issue Discount Securities shall be the principal amount of said Original Issue

                             Exhibit 4.1 - Page 50





Discount Securities that on the date of the purchase or redemption of such Securities referred to in this Section could be declared to be due and payable pursuant to Section 502.
     Section 1008.  Limitation Upon Funded Debt of Restricted Subsidiaries.
     (a) The Company will not permit any Restricted Subsidiary to create, assume or permit to exist any Funded Debt other than (A) Funded Debt secured by a mortgage, pledge or lien which is permitted to such Restricted Subsidiary under the provisions of Section 1006, (B) Funded Debt owed to the Company or any Restricted Subsidiary, (C) Funded Debt of a corporation existing at the time it becomes a Restricted Subsidiary, (D) Funded Debt created in connection with, or with a view to, compliance by such Restricted Subsidiary with the requirements of any program, law, statute or regulation of any federal, state or local governmental authority, which is applicable to such Restricted Subsidiary and which provides financial or tax benefits to such Restricted Subsidiary which are not available directly to the Company or available directly to the Company only on terms which the Company determines are not as favorable as those available to the Restricted Subsidiary, (E) guarantees existing at the date of this Indenture, and (F) guarantees and co-obligations, in each case on terms substantially similar to the terms set forth in the form of Supplemental Agreement attached hereto, of Funded Debt with respect to which the Company is liable (as direct obligor, co-obligor, additional guarantor or otherwise), provided, that this clause (F) shall apply only so long as ABI shall continue to be a co-obligor in respect of the Securities issued hereunder on the terms provided in the form of Supplemental Agreement.
     (b) Notwithstanding the provisions of paragraph (a) of this Section 1008, any Restricted Subsidiary may create, assume or permit to exist any Funded Debt in addition to that permitted by paragraph (a) of this Section 1008, and renew, extend or replace such Funded Debt, provided that at the time of such creation, assumption, renewal, extension or replacement, and after giving effect thereto, the aggregate amount of such Funded Debt which would otherwise be subject to the foregoing restriction, together with the aggregate amount of indebtedness for borrowed money permitted by Subsection (d) of Section 1006 and the aggregate amount of the fair market value of property transferred in sale-leaseback transactions as permitted by Subsection (c) of Section 1007 (computed without duplication of amounts) does not at the time exceed 10% of Net Tangible Assets.
     Section 1009.  Maintenance of Insurance.
     The Company will cause its property and the property of each Subsidiary to be insured at all times against loss from damage or destruction by fire and other risks to the extent and in such manner as is customary for companies comparable in size to the Company and conducting businesses similar in size and nature to the businesses carried on by the Company from time to time; provided, however, that the Company and each of its Subsidiaries may adopt (in lieu of or supplementing such insurance) any other or supplemental plan or method of protection against loss, including self-insurance plans, as may be determined by the Company to be in the overall best interests of the Company from time to time.
     Section 1010.  Waiver of Certain Covenants.
     The Company may omit in any particular instance to comply with any covenant or condition set forth in Sections 1005 to 1009, inclusive, and any other covenant or condition set forth in any Authorizing Resolution or supplemental indenture for the benefit of the Holders of the Securities or any particular Series of Securities, if the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of all Series which are entitled to the benefits thereof (voting as a single class) shall, by Act of such Holders, either waive such

                             Exhibit 4.1 - Page 51




compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

                                 ARTICLE ELEVEN
                            Redemption of Securities
     Section 1101.  Right of Redemption.
     Redeemable Securities may be redeemed otherwise than through the operation of the Sinking Fund provided for in Article Twelve at the election of the Company at the times, on the conditions and at the Redemption Prices specified therein, in (or pursuant to) the Authorizing Resolution relating thereto and in the supplemental indenture (if any) executed in connection with the issuance of such Securities, any Redemption Price to be accompanied by accrued interest to the Redemption Date.
     Section 1102.  Applicability of Article.
     Redemption of Securities at the election of the Company or otherwise, as permitted or required by any provision referred to in Section 1101, shall be made in accordance with such provision and this Article.
     Section 1103.  Election to Redeem; Notice to Trustee.
     The election of the Company to redeem any Securities shall be evidenced by a Board Resolution or set forth in an Officers' Certificate which states that such election has been duly authorized by all requisite corporate action on the part of the Company. In case of any redemption at the election of the Company of less than all of the Securities the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of the Series or Issue or the several Series or Issues, as the case may be, to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.
     Section 1104.  Selection by Trustee of Securities to be Redeemed.
     If less than all the Securities of any Series or Issue are to be redeemed, the particular Securities of such Series or Issue to be redeemed shall be selected not more than 90 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such Series or Issue not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination of the Series or Issue or any integral multiple thereof) of the principal amount of such Securities of a denomination larger than such minimum denomination. If the Company shall so specify, Securities held by the Company or any Subsidiary shall not be included in the Securities selected for redemption.

                             Exhibit 4.1 - Page 52













     The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Security selected for partial redemption, the principal amount thereof to be redeemed.
     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.
     Section 1105.  Notice of Redemption.
     Notice of redemption shall be given by first class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.
     All notices of redemption shall state:
          (1)  the Redemption Date,
          (2)  the Redemption Price,
          (3) if less than all Outstanding Securities of the Series or Issue are to be redeemed, the identification (and, in the case of
     partial  redemption,   the  principal   amount)  of   the  particular
     Securities to be redeemed,
          (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security, and that interest thereon shall cease to accrue on and after said date,
          (5)  that the redemption is  for a Sinking Fund, if  such is the case; and
          (6) the place or places where such Securities are to be surrendered for payment of the Redemption Rice.
     Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name of and at the expense of the Company.
     Section 1106.  Deposit of Redemption Price.
     On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) any accrued interest on, all the Securities or portions thereof which are to be redeemed on that date.
     Section 1107.  Securities Payable on Redemption Date.
     Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price thereof and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor

                             Exhibit 4.1 - Page 53













Securities, registered as such on the relevant Regular or Special Record Date according to their terms and the provisions of Section 307.
     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid or duly provided for, bear interest from the Redemption Date at the rate borne by the Security or, in the case of Original Issue Discount Securities, at a rate equal to the Yield to Maturity thereof.
     Section 1108.  Securities Redeemed in Part.
     Any Security which is to be redeemed only in part shall be surrendered at the office or agency of the Company maintained for that purpose pursuant to
Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute and the Authenticating Agent shall authenticate and deliver to the Holder of such Security, without service charge, a new Security or Securities of the same Issue, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered; except that if a Global Security is so surrendered, the Company shall execute, and the Trustee shall authenticate, upon Company Order, and deliver to the Depositary for such Global Security without service charge, a new Global Security in a denomination equal to and in exchange for the unredeemed portion of the principal amount of the Global Security so surrendered.

                                 ARTICLE TWELVE
                                  Sinking Fund
     Section 1201.  Sinking Fund Payments.
     As and for a Sinking Fund for the retirement of Sinking Fund Securities, the Company will, until all such Securities are paid or payment thereof is duly provided for, deposit in accordance with Section 1106, at such times and subject to such terms and conditions as shall be specified in the provisions of such Securities and the Authorizing Resolution and supplemental indenture (if any) relating thereto, such amounts in cash as shall be required or permitted under such provisions in order to redeem Securities on the specified Redemption Dates at a Redemption Price equal to their principal amounts, less in each such case the amount of any credit against such payment received by the Company under Section 1202. Each such Sinking Fund payment shall be applied to the redemption of Securities on the specified Redemption Date as herein provided.
     Section 1202.  Satisfaction of Sinking Fund Payments with Securities.
     The Company (1) may deliver Securities of the same Issue (other than any previously called for redemption or theretofore applied as a credit against a Sinking Fund payment or as a credit under Section 1007(d)) and (2) may apply as a credit Securities of the same Issue redeemed at the election of the Company pursuant to Section 1101 or through the operation of the Sinking Fund in any period in excess of the minimum amount required for such period under Section 1201 or the provisions relating to such Issue referred to in Section 1201 and not theretofore applied as a credit against a Sinking Fund payment or a credit under Section 1007(d), in each case in satisfaction of all or any part of any Sinking Fund payment required to be made pursuant to Section 1201. Each such Security so delivered or applied shall be credited for such purpose

                             Exhibit 4.1 - Page 54









by the Trustee at a Redemption Price equal to its principal amount and the required amount of such Sinking Fund payment shall be reduced accordingly.
     Section 1203.  Redemption of Securities for Sinking Fund.
     If in any year the Company shall elect to redeem in excess of the minimum principal amount of Securities required to be redeemed pursuant to Section 1201 or to satisfy all or any part of any Sinking Fund payment by delivering or crediting Securities pursuant to Section 1202, then at least 60 days prior to the date on which the Sinking Fund payment in question shall be due (or such shorter period as shall be approved by the Trustee), the Company shall deliver to the Trustee an Officers' Certificate specifying the amount of the Sinking Fund payment and the portions thereof which are to be satisfied by payment of cash, by delivery of Securities or by crediting Securities, and, at least 45 days prior to the Sinking Fund payment date (or such shorter period as shall be approved by the Trustee), will also deliver to the Trustee the Securities to be so delivered. Such Officers' Certificate shall also state that the Securities forming the basis of any such credit do not include any Securities which have been redeemed through the operation of the Sinking Fund in the minimum amount required under Section 1201, previously credited against any Sinking Fund payment or credited in accordance with Section 1007(d). The Trustee shall, upon the receipt of such Officers' Certificate (or, if it shall not have received such an Officers' Certificate at least 60 days prior to the Sinking Fund payment date, then following such 60th day), select the Securities to be redeemed upon the next Sinking Fund payment date, in the manner specified in
Section 1104, and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1105. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1107 and 1108.

                                ARTICLE THIRTEEN
                      Defeasance and Covenant Defeasance.

     Section 1301.   Defeasance.    Upon the  Company's election  to have  this
Section 1301 apply to one or more Series of Securities, and upon satisfaction of the applicable conditions specified in Section 1303, the Company shall be discharged from all of its obligations under such Securities and under this Indenture with respect to such Securities, except for its obligations under Sections 304, 305, 306, 607, 1002 and 1003 and this Article Thirteen (referred to below as a defeasance).
     Section 1302. Covenant Defeasance. Upon the Company's election to have this Section 1302 apply to one or more Series of Securities, and upon satisfaction of the applicable conditions specified in Section 1303, the Company shall be released from its obligations under Article Eight and Sections 1005 through 1009, inclusive, with respect to such Securities and the occurrence of an event specified in Section 501(4) (with respect to Article Eight or any of said Sections 1005 through 1009, inclusive) shall not be deemed to be an Event of Default with respect to such Securities (referred to below as a covenant defeasance). Such covenant defeasance means that, with respect to such Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section, whether directly or indirectly by reason of any reference in this Indenture or in any other document to any such Section, and that such Securities shall thereafter be deemed not to be Outstanding for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with the provisions of Article Eight and

                             Exhibit 4.1 - Page 55




Sections 1005 through 1009, inclusive, but shall continue to be deemed Outstanding for all other purposes hereunder.
     Section 1303.  Conditions to Defeasance or Covenant Defeasance.
     The following shall be the conditions to application of either Section 1301 or Section 1302 to the Securities of any Series:
     (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (which term, for purposes of this Article, shall also refer to another trustee satisfying the requirements of Section 609 who shall agree to comply with the applicable provisions of this Article) in trust for the Holders of such Securities (A) money in an amount, or (B) U.S. Government Obligations (as defined below) which through the scheduled payment of principal and interest in respect thereof in accordance with their terms, and with no further reinvestment, will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge the principal of (and premium, if any) and interest on such Securities at or before the Stated Maturity thereof (and to redeem any Sinking Fund Securities required to be redeemed prior to such payment and discharge) in accordance with this Indenture and such Securities. U.S. Government
Obligations means securities that are (x) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian of such U.S. Government Obligation or of a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to such holder from any amount received by the custodian in respect of such U.S. Government Obligation. Notwithstanding the foregoing, in the case of any Redeemable Securities which are to be redeemed prior to their respective Stated Maturities, no deposit under this paragraph shall be deemed sufficient to pay and discharge such Securities as aforesaid until proper notice of such redemption shall have been given in accordance with Article XI of this Indenture or irrevocable instructions shall have been given to the Trustee to give such notice.
     (2) The Company shall have delivered to the Trustee an Opinion of Counsel stating that the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of such deposit, defeasance or covenant defeasance and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit, defeasance or covenant defeasance had not occurred.
     (3) The Company shall have delivered to the Trustee an Officers' Certificate to the effect that such Securities, if then listed on any securities exchange, will not be delisted as a result of such deposit.
     (4) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to such Securities shall have occurred and be continuing on the date of such deposit or, insofar as any event described in Section 501(5) or (6), at any time prior to the 91st day after such deposit.

                             Exhibit 4.1 - Page 56





     (5) Such deposit, defeasance or discharge shall not result in a violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.
     (6) Such defeasance or covenant defeasance shall not result in the trust arising from such deposit constituting an investment company as defined in the Investment Company Act of 1940, as amended, or such trust shall be qualified under such act or exempt from regulation thereunder.
     (7) Such defeasance or covenant defeasance shall not cause the Trustee to have a conflicting interest under the TIA with respect to any Securities of the Company or any guarantor.
     (8) The Company shall have delivered to the Trustee (i) an Officers' Certificate setting forth such election under Section 1301 or 1302, as applicable, and stating that all conditions precedent provided for relating to such defeasance, discharge or deposit have been complied with, and (ii) an Opinion of Counsel stating that all conditions precedent provided for relating to such defeasance, discharge or deposit have been complied with.
     Section 1304.  Application of Funds.
     Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee pursuant to Section 1303 in respect of one or more Series of Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal and any premium and interest, but such money need not be segregated from other funds except to the extent required by law.
     The Company shall pay (in addition to any U.S. Government Obligations deposited pursuant to Section 1303), and indemnify the Trustee against, any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1303 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Securities for which such deposit is made.
     Anything in this Article Thirteen to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in
Section 1303 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.
     Section 1305.  Reinstatement.
     If the Trustee or the Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with Section 1304 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities of such Series shall be revived and reinstated as though no deposit had occurred pursuant to this Article Thirteen until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 1304; provided, however, that if the Company makes any payment of principal of and any premium or interest on any Security following the reinstatement of its obligations, the

                             Exhibit 4.1 - Page 57







Company shall be subrogated to the rights of the Holders of the Securities of such Series to receive such payment from the money held by the Trustee or the Paying Agent.

                                 *  *  *  *  *

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be as original, but all such counterparts shall together constitute but one and the same instrument.
     In Witness Whereof, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.


                                        Anheuser-Busch Companies, Inc.


                                        By ____________________________
                                             William J. Kimmins, Jr.
                                                  Treasurer


                                        Chemical Bank,
                                             Trustee

                                        By ____________________________


                             Exhibit 4.1 - Page 58


































                                                                      Exhibit A
                             Supplemental Agreement

     SUPPLEMENTAL AGREEMENT ("Agreement"), dated as of _____________, _____, among Anheuser-Busch, Incorporated, a Missouri corporation (hereinafter called "ABI"), having its principal office at One Busch Place, St. Louis, Missouri 63118, Anheuser-Busch Companies, Inc., a Delaware corporation (hereinafter called the "Company"), having its principal office at One Busch Place, St. Louis, Missouri 63118, and Chemical Bank, a New York corporation, as trustee (hereinafter called the "Trustee").
                                    RECITALS
     The Company and the Trustee have entered into an Indenture, dated as of ___________, 199_, relating to the issuance by the Company of its securities (the "Securities") from time to time in one or more series (a "Series"), which provides that ABI will become jointly and severally liable with the Company in respect of the Securities of each Series, and the Company has authorized the issuance of such a Series, consisting of [description of Series] (the "Securities").
     In consideration for the assumption by the Company of certain outstanding indebtedness of ABI, and in accordance with agreements entered into between the Company and ABI at the time of such assumption, and in further consideration of the anticipated benefits, direct and indirect, to ABI as a result of the issuance of the Securities, and for other good and valuable consideration, ABI is willing to become liable, as co-obligor with the Company, for payment of the principal of (and premium, if any) and interest on the Securities, as hereinafter provided, and subject to the conditions hereinafter set forth.
     All things required to make this Agreement the valid agreement of ABI have been done.
                                   AGREEMENT
     Now, Therefore, this Agreement witnesseth:
     For and in consideration of the premises and the purchase of the Securities by the Holders (as defined in the aforesaid Indenture), it is mutually covenanted and agreed, for the equal and proportionate benefit of all of the aforesaid Holders of the Securities, as follows:
     Section 1. Definitions. Unless otherwise defined herein, terms used in this Agreement shall have the respective meanings assigned in Article One of the Indenture.
     Section 2.     Liability of ABI For Payment.
     (a) ABI Liable for Principal, Premium and Interest. Subject to the provisions of paragraph (c) of this Section 2 as to the duration of such obligation, ABI agrees duly and punctually to pay (or cause to be paid) the principal of (and premium, if any) and interest on the Securities in accordance with the terms of the Securities, this Agreement and the Indenture, except to the extent that the same shall be paid by the Company. In carrying out the foregoing obligation with respect to the Securities, ABI shall follow the applicable procedures set forth in the Indenture and in the Securities to the same extent as if it were named as the "Company" therein and had executed and delivered the Securities as provided in the Indenture with respect to the Company.

                              Exhibit 4.1 - Page 1











     (b) Applicability of Provisions Relating to Remedies. The provisions of Sections 503 through 516 of the Indenture shall be applicable to the obligations of ABI set forth in this Agreement to the same extent as if such provisions were set forth herein in their entirety; provided, that for these purposes each reference to the "Company" in such Sections shall be deemed to refer to ABI. The rights or remedies granted to the Trustee and the Holders in this Agreement, in Article Five of the Indenture or elsewhere in the Indenture, or in the Securities, shall be cumulative in respect of the Company and ABI, and the Trustee and the Holders shall be entitled to exercise such rights in respect of the Company and ABI jointly, separately or consecutively, and, no such exercise in respect of the Company or ABI shall be limited or affected by any exercise or failure to exercise in respect of the other, except that, as contemplated by paragraph (a) of this Section 2, any payment by the Company of principal of (and premium, if any) and interest on the Securities shall eliminate the corresponding obligation of ABI to make the same payment.
     (c) Duration of ABI Liability. The obligations of ABI as set forth in this Agreement shall terminate, and this Agreement shall be of no further force or effect, on that date (the "Termination Date") when:
          (1)  there  shall not be  outstanding any Funded  Debt for which
     ABI is liable, as direct obligor, co-obligor, guarantor or otherwise, except for Funded Debt permitted under Section 1008 of the Indenture;
     and
          (2)  all liability of  ABI as co-obligor for Funded  Debt of the
     Company   shall  have   been  terminated   or   shall  terminate   at
     approximately the same time as  the termination of the obligations of
     ABI hereunder; and
          (3)  there  shall not have occurred and  be continuing any Event of Default or event which, with the passage of time or giving of notice, or both, would become an Event of Default; and
          (4) the Company shall have filed with the Trustee an Officers' Certificate to the effect that the foregoing conditions have been complied with, and shall have given notice by mail to all Holders of Securities, as their names and addresses appear in the Security Register, that such conditions have been complied with and that, accordingly, ABI is to be released from liability in respect of the Securities.
     Section 3. Agreement Deemed Part of Indenture. This Agreement shall be deemed to be a part of the Indenture, to the same extent as if it had been set forth therein in its entirety. Subject to Section 2(c)(2) above, ABI agrees that it shall be bound by all provisions of the Indenture applicable to it or to this Agreement to the same extent as if ABI were a party to the Indenture.

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                              Exhibit 4.1 - Page 2














     In Witness Whereof, the parties hereto have caused this Agreement to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                        Anheuser-Busch, Incorporated


                                        By _______________________________



                                        Anheuser-Busch Companies, Inc.


                                        By _______________________________



                                        Chemical Bank,
                                             as Trustee


                                        By _______________________________




                              Exhibit 4.1 - Page 3